Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Entity Registrant Name	XERIUM TECHNOLOGIES INC
Entity Central Index Key	0001287151
Entity Filer Category	Accelerated Filer

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010		Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 42,957	$ 38,701		$ 23,039
Restricted cash		13,701
Accounts receivable, net	93,432	93,332		83,602
Inventories, net	91,364	81,927		78,174
Prepaid expenses	6,213	5,108		5,771
Other current assets	14,368	15,192		25,828
Total current assets	248,334	247,961		216,414
Property and equipment, net	338,258	361,270		385,549
Goodwill	63,050	60,958		72,304
Intangible assets	23,819	12,958		12,091
Other assets	16,549	16,996		7,153
Total assets	690,010	700,143		693,511
LIABILITIES AND STOCKHOLDERS' EQUITY
Notes payable		184		49,801
Accounts payable	33,474	41,686		32,124
Accrued expenses	56,183	47,677		46,264
Current maturities of long-term debt	5,325	12,794		1,826
Long-term debt classified as current				583,564
Total current liabilities	94,982	102,341		713,579
Long-term debt, net of current maturities	470,031	468,383		4,930
Deferred and long-term taxes	29,391	28,506		16,147
Pension, other post-retirement and post-employment obligations	67,942	69,646		70,652
Other long-term liabilities	12,609	12,532		7,860
Commitments and contingencies
Stockholders' equity
Preferred stock
Common stock	15	15	[1]	2	[1]
Stock warrants	13,532	13,560
Paid-in capital	412,332	411,531		222,366
Accumulated deficit	(398,236)	(403,994)		(330,908)
Accumulated other comprehensive loss	(12,588)	(2,377)		(11,117)
Total stockholders' equity (deficit)	15,055	18,735		(119,657)
Total liabilities and stockholders' equity (deficit)	$ 690,010	$ 700,143		$ 693,511

[1]	Retroactively adjusted for the effective 20-to-1 reverse stock split and change in par value from $.01 to $.001 on May 25, 2010

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended
	May 25, 2010	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated Balance Sheets [Abstract]
Accounts receivable, allowance for doubtful accounts			$ 4,755	$ 7,370
Preferred stock, par value		$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized		1,000,000	1,000,000	1,000,000
Preferred stock, shares outstanding		0	0	0
Common stock, par value		$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized		20,000,000	20,000,000	20,000,000
Common stock, shares outstanding		15,135,309	14,970,095	2,446,786
Reverse stock split ratio	20
Common stock price, per share, before split	$ 0.01

Condensed Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Condensed Consolidated Statements Of Operations [Abstract]
Net sales	$ 148,227	$ 135,899	$ 441,771	$ 403,741	$ 548,334		$ 500,091		$ 638,139
Costs and expenses:
Cost of products sold	94,010	83,258	275,768	247,671	333,958		312,596		394,467
Selling	19,817	18,043	59,848	53,986	72,883		66,808		80,175
General and administrative	14,002	15,652	47,560	60,097	74,798		56,169		92,112
Restructuring and impairments	577	3,322	1,287	7,433	10,004		4,080		16,968
Research and development	2,907	2,887	8,920	8,707	11,427		11,309		11,740
Goodwill impairment							80,600
Curtailment/settlement gains									(39,968)
Total costs and expenses	131,313	123,162	393,383	377,894	503,070		531,562		555,494
Income (loss) from operations	16,914	12,737	48,388	25,847	45,264		(31,471)		82,645
Interest expense, net	(9,873)	(12,020)	(29,709)	(44,529)	(57,912)		(68,480)		(60,328)
Interest income					1,117		1,180		1,824
Loss on extinguishment of debt			(2,926)
Foreign exchange (loss) gain	(289)	744	(284)	736	1,668		(905)		6,356
Income (loss) before reorganization expenses and provision for income taxes	6,752	1,461	15,469	(17,946)	(9,863)		(99,676)		30,497
Reorganization expenses		(799)		(44,374)	(44,957)
Income (loss) before provision for income taxes	6,752	662	15,469	(62,320)	(54,820)		(99,676)		30,497
Provision for income taxes	3,264	4,318	9,711	11,504	18,266		12,317		3,901
Net income (loss)	$ 3,488	$ (3,656)	$ 5,758	$ (73,824)	$ (73,086)		$ (111,993)		$ 26,596
Net income (loss) per share:
Basic	$ 0.23	$ (0.24)	$ 0.38	$ (8.84)	$ (7.29)	[1]	$ (45.8)	[1]	$ 11.6	[1]
Diluted	$ 0.23	$ (0.24)	$ 0.38	$ (8.84)	$ (7.29)	[1]	$ (45.8)	[1]	$ 11.6	[1]
Shares used in computing net income (loss) per share:
Basic	15,135,309	14,970,050	15,059,320	8,350,635	10,019,098	[1]	2,445,381	[1]	2,306,692	[1]
Diluted	15,144,668	14,970,050	15,068,679	8,350,635	10,019,098	[1]	2,445,381	[1]	2,309,823	[1]
Cash dividends per common share

[1]	Retroactively adjusted for the effective 20 to 1 reverse stock split and change in par value from $.01 to $.001 on May 25, 2010

Consolidated Statements Of Stockholders' Equity (Deficit) (USD $) In Thousands, except Share data, unless otherwise specified	Common Stock [Member]	Warrants [Member]	Paid In Capital [Member]	Accumulated Deficit [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Total
Beginning Balance at Dec. 31, 2007	$ 2		$ 216,818	$ (245,511)	$ 27,639	$ (1,052)
Beginning Balance, shares at Dec. 31, 2007	2,301,400
Components of comprehensive income (loss):
Net income (loss)				26,596		26,596
Foreign currency translation adjustments					(23,772)	(23,772)
Change in funded status under Topic 715, net of income taxes					(19,507)	(19,507)
Change in value of derivative instruments, net of income taxes					(13,859)	(13,859)
Total other comprehensive loss						(30,542)
Issuance of common stock underlying restricted stock units			(262)			(262)
Issuance of common stock underlying restricted stock units, shares	11,489
Compensation expense			4,275			4,275
Ending Balance at Dec. 31, 2008	2		220,831	(218,915)	(29,499)	(27,581)
Ending Balance, shares at Dec. 31, 2008	2,312,889
Components of comprehensive income (loss):
Net income (loss)				(111,993)		(111,993)
Foreign currency translation adjustments					16,488	16,488
Change in funded status under Topic 715, net of income taxes					(2,244)	(2,244)
Change in value of derivative instruments, net of income taxes					4,138	4,138
Total other comprehensive loss						(93,611)
Issuance of common stock			(770)			(770)
Issuance of common stock, shares	113,897
Compensation expense			2,305			2,305
Ending Balance at Dec. 31, 2009	2		222,366	(330,908)	(11,117)	(119,657)
Ending Balance, shares at Dec. 31, 2009	2,446,786
Components of comprehensive income (loss):
Net income (loss)				(73,086)		(73,086)
Foreign currency translation adjustments					2,628	2,628
Change in funded status under Topic 715, net of income taxes					(3,609)	(3,609)
Change in value of derivative instruments, net of income taxes					9,721	9,721
Total other comprehensive loss						(64,346)
Issuance of common stock			(326)			(326)
Issuance of common stock, shares	119,364
Compensation expense			7,310			7,310
Cancellation of shares in connection with the reorganization	(2)		(865)			(867)
Cancellation of shares in connection with the reorganization, shares	(2,566,150)
Issuance of common stock in connection with the reorganization	15		196,606			196,621
Issuance of common stock in connection with the reorganization, shares	14,970,050
Reclassification of warrants		13,560	(13,560)
Issuance of common stock	45
Ending Balance at Dec. 31, 2010	$ 15	$ 13,560	$ 411,531	$ (403,994)	$ (2,377)	$ 18,735
Ending Balance, shares at Dec. 31, 2010	14,970,095

Consolidated Statements Of Stockholders' Equity (Deficit) (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statement of Stockholders' Equity [Abstract]
Change in funded status under topic 715, income taxes	$ (25)	$ (2,086)	$ (5)
Change in value of derivative instruments, income taxes	$ 323	$ 211	$ (534)

Condensed Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities
Net income (loss)	$ 5,758	$ (73,824)	$ (73,086)	$ (111,993)	$ 26,596
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Goodwill impairment				80,600
Stock-based compensation	2,253	5,212	7,310	2,305	4,275
Depreciation	31,573	29,026	38,963	39,539	42,963
Amortization of intangibles	1,729	1,737	2,318	2,328	2,965
Deferred financing cost amortization	1,613	5,721	5,953	5,417	4,670
Unrealized foreign exchange gain (loss) on revaluation of debt	1,070	(725)	(1,621)	(1,626)	(10,272)
Deferred taxes	2,246	4,305	8,614	7,586	(12,948)
Asset impairment		2,871	2,890	1,669	3,989
Gain on disposition of property and equipment	(604)	(62)	(2,105)	(1,979)	(3,080)
Non-cash reorganization expenses		28,683	28,683
Reorganization expenses accrued		1,315	115
Change in the fair value of interest rate swaps			9,721	3,818	(1,668)
Curtailment/settlement gain (loss)	402				(39,968)
Provision (credit) for doubtful accounts	733	(1,088)	(1,180)	(4,964)	11,397
Non-cash interest expense related to interest rate swaps		7,518
Loss on extinguishment of debt	2,926
Change in assets and liabilities which provided (used) cash:
Accounts receivable	(1,108)	(7,556)	(9,648)	26,874	541
Inventories	(10,649)	(1,634)	(4,811)	12,726	20,664
Prepaid expenses	(1,118)	(850)	700	(682)	1,190
Other current assets	(1,201)	(1,004)	(2,074)	3,896	1,389
Accounts payable and accrued expenses	(1,679)	5,671	11,602	(48,986)	24,120
Deferred and other long-term liabilities	(3,108)	(1,851)	(1,610)	(397)	245
Net cash provided by operating activities	30,836	3,465	20,734	16,131	77,068
Investing activities
Capital expenditures, gross	(18,930)	(14,405)	(27,928)	(19,532)	(39,028)
Proceeds from disposals of property and equipment	7,723	411	4,170	4,261	4,672
Restricted cash	13,701	(15,648)	(13,701)
Other		3	(29)	1,100	(877)
Net cash provided by (used in) investing activities	2,494	(29,639)	(37,488)	(14,171)	(35,233)
Financing activities
Net decrease in borrowings (maturities of 90 days or less)	(181)	(783)	(1,025)	28,000	(1,776)
Proceeds from borrowings (maturities longer than 90 days)	489,810	60,398	402	163	2,687
Proceeds from Debtor in Possession Facility in connection with the Reorganization			60,000
Principal payments on debt	(501,419)	(15,910)	(18,579)	(41,303)	(24,429)
Other			(8,172)	(1,490)	(8,794)
Payment of deferred financing fees	(17,115)	(8,171)
Net cash (used in) provided by financing activities	(28,905)	35,534	32,626	(14,630)	(32,312)
Effect of exchange rate changes on cash flows	(169)	88	(210)	976	992
Net increase in cash	4,256	9,448	15,662	(11,694)	10,515
Cash and cash equivalents at beginning of period	38,701	23,039	23,039	34,733	24,218
Cash and cash equivalents at end of period	42,957	32,487	38,701	23,039	34,733
Interest payments			41,419	59,246	57,328
Income tax payments			8,554	10,436	12,530
Supplemental schedule of noncash activities:
Issuance of common stock to extinguish debt			182,213
Conversion of debtor-in-possession financing facility to term loan			60,000
Cash reorganization items			16,159
Conversion of interest rate swaps into notes payable				20,036
Accrued capital expenditures					$ 3,672

Company Description	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Company Description [Abstract]
Company Description

1. Company History

Xerium Technologies, Inc. (the "Company") is a leading global manufacturer and supplier of two types of consumable products used primarily in the production of paper—clothing and roll covers. Its operations are strategically located in the major paper-making regions of the world, including North America, Europe, South America and Asia-Pacific.

Debt Refinancing

On May 26, 2011, the Company completed a refinancing transaction, which replaced certain of its then outstanding indebtedness with a private placement of $240 million of its 8.875% senior unsecured notes due 2018 (the "Notes") and a new approximately $278 million multi-currency senior secured credit facility (the "New Credit Facility"), comprised of approximately $248 million of senior secured term loans and a $30 million senior secured revolving credit facility. The goal of the refinancing was to extend the maturity of, and fix the interest rate on, a portion of the Company's debt, while providing increased operational flexibility. See Note 6 for a discussion of the Notes and New Credit Facility.

Chapter 11 Filing, Emergence and Plan of Reorganization

On March 30, 2010, the Company and certain of its subsidiaries (the "Debtor Subsidiaries") filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the "Bankruptcy Code"), and on April 1, 2010, following approval by the Bankruptcy Court, the Company entered into a debtor-in-possession financing facility consisting of a $20,000 revolving credit facility and $60,000 term loan (the "DIP Facility"). On May 25, 2010 (the "Effective Date"), the Company's amended joint prepackaged plan of reorganization (the "Plan") became effective and the Company and the Debtor Subsidiaries emerged from Chapter 11. Pursuant to the Plan, on the Effective Date:

•

20 million shares of new common stock of the Company, par value $0.001 (the "New Common Stock") were authorized, of which an aggregate of 14,970,050 shares were issued and outstanding, as described below. In addition, 1,000,000 shares of preferred stock of the Company, par value $0.001, were authorized, of which 20,000 shares are designated as Series A Junior Participating Preferred Stock;

•

All of the shares of the Company's common stock outstanding (the "Old Common Stock"), par value $0.01, were canceled and replaced with 2,566,150 shares of New Common Stock, which was equivalent to a 20 to 1 reverse split of the Old Common Stock;

•

The Company's lenders under its pre-petition credit facility and the interest rate swap termination counterparties (collectively, the "Lenders") received, among other things, their ratable shares of (a) $10,000 in cash, (b) $410,000 in principal amount of term notes, issued pursuant to the Company's post-reorganization senior credit facility ("Amended and Restated Credit Facility"), and (c) 12,403,900 shares of New Common Stock; and

•

Holders of the Company's Old Common Stock also received four-year warrants to purchase an aggregate of 1,663,760 shares of New Common Stock (the "Warrants") at an exercise price of $19.55 per share, representing approximately 0.0324108 Warrants for each share of Old Common Stock.

Accounting for the Reorganization

As a result of the Company's Chapter 11 case, its financial statements were prepared in accordance with the Accounting Standards Codification ("ASC") Topic 852, Reorganizations ("Topic 852"). Topic 852, under its fresh-start reporting principals, requires that the financial statements distinguish transactions and events that are directly associated with the reorganization from those that are associated with the ongoing operations of the business. Because the reorganization value of the Company's assets was greater than the sum of its post-petition liabilities and allowed claims, the Company did not adopt the fresh-start reporting principles of Topic 852.

Reorganization expenses are presented separately in the accompanying unaudited condensed consolidated statements of operations and represent expenses that the Company identified as directly relating to the reorganization. These expenses for the three and nine months ended September 30, 2010 are summarized below. As the reorganization concluded in 2010, there were no reorganization expenses in the three and nine months ended September 30, 2011.

	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2010
Legal and professional fees	$799	$15,691
Loss on extinguishment of debt	—	14,400
Write-off of deferred financing costs on pre-petition credit facility	—	14,283

	$799	$44,374

Restricted Cash

At December 31, 2010, the Company had $13,701 of restricted cash, which was classified as a current asset. The restricted cash served as collateral for letters of credit. The cash was held in custody by the issuing bank, and was restricted as to withdrawal or use and had been invested in money market funds. Income from these funds was paid to the Company. Under the New Credit Facility, there is no requirement for cash collateral for letters of credit; therefore, the Company has no restricted cash at September 30, 2011.

Asset Sales

During the third quarter of 2011, the Company sold its Geelong, Australia facility for a net purchase price of $5.4 million that resulted in a gain of $0.4 million. The Company entered into a separate lease agreement in the third quarter of 2011 with the purchaser whereby the Company is leasing back this sold property from the purchaser for a period of five years with annual lease payments of $0.5 million. In accordance with ASC 840-40, Sale-leaseback Transactions, the Company deferred the gain on the sale of $0.4 million and will recognize this over the life of the lease as a reduction to rent expense.

1. Company Description

Xerium Technologies, Inc. (the "Company"), is a leading global manufacturer and supplier of two types of consumable products used primarily in the production of paper—clothing and roll covers. Operations are strategically located in the major paper-making regions of the world, including North America, Europe, South America and Asia-Pacific.

Chapter 11 Filing, Emergence and Plan of Reorganization—

On March 30, 2010 (the "Commencement Date"), the Company and certain of its subsidiaries (the "Debtor Subsidiaries") filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On April 1, 2010, following approval by the Bankruptcy Court, the Company entered into a debtor-in-possession financing facility consisting of a $20,000 revolving credit facility and $60,000 term loan (the "DIP Facility"). On May 12, 2010, the Bankruptcy Court held a hearing to consider confirmation of the Company's amended joint prepackaged plan of reorganization (the "Plan") and entered an order (the "Confirmation Order") confirming the Plan.

On May 25, 2010 (the "Effective Date"), the Plan became effective and the Company and the Debtor Subsidiaries emerged from Chapter 11. On the Effective Date, the provisions of the Plan became binding on the Company, the Debtor Subsidiaries, any entity issuing securities under the Plan, any entity acquiring property under the Plan, and any creditor or equity interest holder of the Company or the Debtor Subsidiaries. Also on the Effective Date, except as otherwise provided in the Plan, the Confirmation Order discharged the Company and the Debtor Subsidiaries from any and all debts, claims, and interests that arose before entry of the Confirmation Order and substituted for such debt, claims, and interests the obligations specified under the confirmed Plan. Pursuant to the Plan, all allowed general unsecured claims were unaffected by the Chapter 11 case and were satisfied in full.

Pursuant to the Plan, on the Effective Date:

•

20 million shares of new common stock of the Company, par value $0.001 (the "New Common Stock") were authorized, of which an aggregate of 14,970,050 shares were issued and outstanding, as described below. In addition, 1,000,000 shares of preferred stock of the Company, par value $0.001, were authorized, of which 20,000 shares are designated as Series A Junior Participating Preferred Stock;

•

All of the shares of the Company's common stock outstanding (the "Old Common Stock"), par value $0.01, were cancelled and replaced with 2,566,150 shares of New Common Stock, which was equivalent to a 20 to 1 reverse split of the Old Common Stock;

•

The Company's lenders under its pre-petition credit facility and the interest rate swap termination counterparties (collectively, the "Lenders") received, among other things, their ratable shares of (a) $10,000 in cash, (b) $410,000 in principal amount of term notes, to be issued pursuant to the Amended and Restated Credit Facility (defined below), and (c) 12,403,900 shares of New Common Stock; and

•

Holders of the Company's Old Common Stock also received warrants to purchase an aggregate of 1,663,760 shares of New Common Stock (the "Warrants"), representing approximately 0.0324108 Warrants for each share of Old Common Stock. The Warrants are exercisable for a term of four years from the issue date at an exercise price of $19.55 per share of New Common Stock. The exercise price was determined in accordance with a formula based on the final amount of allowed claims of the Lenders.

In addition, pursuant to the Plan, the Company entered into a number of material agreements and engaged in a series of transactions on the Effective Date, which are described below.

Amended and Restated Credit Facility

Pursuant to the Plan, on the Effective Date, the Company's existing senior credit facility was amended and restated as the Second Amended and Restated Credit and Guaranty Agreement (the "Amended and Restated Credit Facility"), dated as of May 25, 2010, by and among the Company, certain subsidiaries of the Company, Citigroup Global Markets Inc. as Lead Arranger and Bookrunner, and other agents and banks party thereto. The Amended and Restated Credit Facility provides for a term loan that has a principal amount of $410,000, and a maturity date that is five years following May 25, 2010, the closing date of the Amended and Restated Credit Facility. The $410,000 is denominated in U.S. Dollars, Euros and Canadian Dollars representing approximately 56%, 32% and 12% of this amount, respectively, at the Effective Date. The Amended and Restated Credit Facility is secured by second priority liens against, and security interests in, substantially all of the Company's assets and the assets of most of its subsidiaries, subject to legal and tax considerations and requirements. In addition, most of the Company's U.S. and non-U.S. subsidiaries guaranteed the obligations of the borrowers under the Amended and Restated Credit Facility, provided that non-U.S. guarantors will only be liable for obligations of non-U.S borrowers and non-U.S. guarantors.

Borrowings under the Amended and Restated Credit Facility term loans bear interest as follows:

•	in the case of Xerium Canada Inc., at the CDOR ("Canada Dollar") Rate plus (i) 6.25% if the leverage ratio equals or exceeds 2.75:1.00 or (ii) 5.75% if the leverage ratio is less than 2.75:1.00;

•	in the case of Xerium Technologies, Inc. the LIBOR Rate plus (i) 6.25% if the leverage ratio equals or exceeds 2.75:1.00 or (ii) 5.75% if the leverage ratio is less than 2.75:1.00; and

•

in the case of XTI LLC, Xerium Italia S.p.A., Huyck Wangner Austria GmbH and Xerium Germany Holding GmbH, at the Euribor Rate plus (i) 6.25% if the leverage ratio equals or exceeds 2.75:1.00 or (ii) 5.75 % if the leverage ratio is less than 2.75:1.00.

The terms "CDOR Rate," "LIBOR Rate," and "Euribor Rate" have the same meanings as set forth in the Company's pre-petition credit facility except that the CDOR Rate, the LIBOR Rate and the Euribor Rate shall not be less than 2.00% per annum. Interest periods will be 1, 2, 3 or 6 months. If any event of default occurs and is continuing, then interest on the unpaid balance of the outstanding term loans will accrue at a per annum rate of two percent greater than the rate of interest specified above.

The Amended and Restated Credit Facility requires the Company to make mandatory prepayments under the following circumstances, subject to inter-creditor sharing arrangements with the lenders under the Exit Facility (as defined below) and on a pro rata basis with the Exit Facility:

(a) with 100% of the net cash proceeds received by the Company from any sale of any assets (50% of the net cash proceeds of the sale of assets belonging to our Australian and Vietnamese subsidiaries) for any transaction or series of transactions exceeding $250 outside the ordinary course of business (subject to certain exceptions regarding discontinued manufacturing facilities and exempting the first $3,000 if invested in other assets, except for the sale of assets belonging to the Company's Australian and Vietnamese subsidiaries);

(b) with 100% of insurance and condemnation award payments, subject to certain exemptions;

(c) with 100% of the cash proceeds from debt issuances, subject to certain exemptions; and

(d) with 50% of its excess cash after the end of each fiscal year, beginning with fiscal year 2011; that is, Adjusted EBITDA plus a working capital adjustment, minus consolidated interest expense, cash income tax expense, consolidated capital expenditures (subject to certain exceptions), consolidated restructuring costs, cash payments of withholding taxes from proceeds of the repurchase, redemption or retention of common stock and the aggregate amount of scheduled and voluntary payments made during the past fiscal year.

The Amended and Restated Credit Facility requires that the Company observe and perform numerous affirmative and negative covenants, including certain financial covenants. The Amended and Restated Credit Facility also prohibits the payment of dividends on the New Common Stock.

Exit Facility

On the Effective Date, the DIP Facility was converted into an exit facility consisting of a $20,000 revolving credit facility and a $60,000 term loan (collectively, the "Exit Facility") that was used to satisfy the Company's and Debtor Subsidiaries' obligations under the Plan and for ongoing working capital (including letters of credit) requirements. The revolving credit facility matures on a date that is three years following May 25, 2010, the closing date of the Exit Facility, and the term loan will mature on a date that is four and one-half years following May 25, 2010. The Exit Facility is secured by first priority liens against, and security interests in, substantially all of the Company's assets and the assets of most of its subsidiaries, subject to legal and tax considerations and requirements. All loans under the Exit Facility are senior to the amounts owing under the Amended and Restated Credit Facility. In addition, most of the Company's U.S. and non-U.S. subsidiaries guarantee the obligations of the borrowers under the Exit Facility, provided that non-U.S. guarantors will only be liable for obligations of non-U.S borrowers and non-U.S. guarantors. The Company deferred costs of $3,645 related to the Exit Facility to be amortized over the life of the facility.

The loans under the Exit Facility are "LIBOR Loans" and bear interest at the annual rate equal to LIBOR plus the applicable margin, 4.5% per year, with a LIBOR floor of 2.00% per annum. Interest periods will be 1, 2, 3 or 6 months. If any event of default occurs and is continuing, then interest on the unpaid balance of the outstanding Exit Facility loans will accrue at a per annum rate of two percent greater than the rate of interest specified above. If any event of default occurs and is continuing under the Exit Facility, each LIBOR Loan will convert to an ABR Loan at the end of the interest period then in effect for such LIBOR Loan.

The Exit Facility requires the Company to make mandatory prepayments under the same circumstances as with respect to the Amended and Restated Credit Facility on a pro rata basis, which are described above. In addition, with limited exceptions, the Exit Facility requires that the Company observe and perform the same affirmative and negative covenants, including financial covenants, as required by the Amended and Restated Credit Facility.

Rights Agreement

Pursuant to the Plan, on the Effective Date, the Company issued a dividend of one preferred share purchase right (a "Right") for each share of New Common Stock outstanding. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company, par value $0.001 per share (the "Preferred Shares"), at a price of $60.00 per one one-thousandth of a Preferred Share, subject to adjustment.

Subject to limited exceptions, in the event a person (which includes affiliates and associates) acquires beneficial ownership of 15% or more of New Common Stock without prior approval of the Company's Board of Directors, holders of the New Common Stock, other than the acquirer, may exercise their Rights to purchase New Common Stock (or, in certain circumstances, Preferred Shares or other similar securities of the Company) having a value equal to two times the exercise price of the Right. Until such time as the Rights become exercisable, are redeemed, or expire, the Rights will be attached to shares of New Common Stock and may be transferred with and only with shares of New Common Stock.

Registration Rights Agreement

Pursuant to the Plan, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") on the Effective Date with Apax WW Nominees Ltd, Apax-Xerium Apia L.P., AS Investors, LLC, Carl Marks Strategic Investments, L.P., and Carl Marks Strategic Opportunities Fund, L.P. (the "RRA Parties"). Pursuant to the Registration Rights Agreement, the Company agreed that commencing on the 90th day after the Effective Date, any of the RRA Parties or group of RRA Parties may request registration under the Securities Act of 1933, as amended, of all or any portion of the New Common Stock held by such RRA Party on Form S-1 or Form S-3, as applicable. A RRA Party may not demand registration rights unless (A) the total offering price of the shares is reasonably expected to be at least $50,000 (in the case of a Form S-1) or $20,000 (in the case of a Form S-3) or (B) the shares to be registered represent at least 10% of the outstanding New Common Stock of the Company. In addition, the Registration Rights Agreement provides the RRA Parties with certain piggyback registration rights.

Director Nomination Agreements

Pursuant to the Plan, the Company entered into (i) a Director Nomination Agreement with AS Investors, LLC, and (ii) a Director Nomination Agreement with Carl Marks Strategic Investments, L.P. and Carl Marks Strategic Opportunities Fund, L.P. (both agreements together, the "Director Nomination Agreements," and the lender parties thereto, the "Nominating Lenders") on the Effective Date. Each of the Director Nomination Agreements provides that as long as the applicable Nominating Lender(s) is the beneficial owner of a number of shares of New Common Stock that is 50% or more of the number of shares distributed to such Nominating Lender(s) pursuant to the Plan (in such capacity, a "Continuing 50% Holder"), the Company will nominate for election to membership on its Board of Directors one individual designated by each such Continuing 50% Holder.

Reconstitution of Board of Directors

The Company reconstituted its Board of Directors (the "Board") on the Effective Date pursuant to the Plan, to be comprised of Stephen R. Light, Ambassador April H. Foley, Jay Gurandiano, John F. McGovern, Edward Paquette, Marc Saiontz and James F. Wilson.

2010 Equity Incentive Plan

Pursuant to the Plan, the Company adopted the 2010 Equity Incentive Plan on the Effective Date. See Note 13 for further discussion.

Accounting for Reorganization

Subsequent to the Commencement Date and through the Effective Date, the Company's financial statements were prepared in accordance with the Accounting Standards Codification ("ASC") Topic 852, Reorganizations ("Topic 852"). Topic 852 does not change the application of U.S. generally accepted accounting principles ("GAAP") in the preparation of the Company's financial statements. However, for periods including and subsequent to the filing of a Chapter 11 petition, Topic 852 does require that the financial statements distinguish transactions and events that are directly associated with the reorganization from those that are associated with the ongoing operations of the business. Because the reorganization value of the Company's assets was greater than the sum of its post-petition liabilities and allowed claims, the Company did not adopt the fresh-start reporting principles of Topic 852.

In accordance with Topic 852, the Company (i) separated liabilities that are subject to compromise from liabilities that are not subject to compromise, during the period subsequent to the Commencement Date and prior to the Effective Date; and (ii) distinguished transactions and events that were directly associated with the reorganization from those that are associated with the ongoing operations of the business.

Reorganization items are presented separately in the accompanying consolidated statement of operations and represent expenses that the Company identified as directly relating to the reorganization. These items for the year ended December 31, 2010 are summarized as follows:

Year Ended December 31, 2010
Legal and professional fees	$16,274
Loss on extinguishment of debt	14,400
Write-off of deferred financing costs on pre-petition credit facility	14,283

$44,957

The accompanying balance sheet as of December 31, 2009 included a reclassification of $583,564 to reflect as current the long-term debt under the Company's pre-petition senior credit facility that would otherwise be in default absent the waivers. Additionally, related deferred financing costs of $15,187 were reclassified to other current assets from other assets as of December 31, 2009, the balance of which was $14,283 at the Commencement Date when it was written off.

Restricted Cash

At December 31, 2010 the Company had $13.7 million of restricted cash, which was classified as a current asset. The restricted cash serves as collateral for letters of credit and no letter of credit has a maturity greater than one year, although certain of them can be renewed for another year. The cash is held in custody by the issuing bank, is restricted as to withdrawal or use and is currently invested in money market funds. Income from these funds is paid to the Company.

Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Accounting Policies [Abstract]
Accounting Policies

3. Accounting Policies

Derivatives and Hedging

As required by ASC Topic 815, Derivatives and Hedging ("Topic 815"), the Company records all derivatives on the balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability or firm commitment attributable to a particular risk are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge.

The Company may enter into derivative contracts that are intended to economically hedge certain of its risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting under Topic 815. See Note 4 for further discussion on the Company's derivatives.

Goodwill

The Company accounts for goodwill and other intangible assets in accordance with ASC Topic 350, Intangibles—Goodwill and Other Intangible Assets ("Topic 350"). Topic 350 requires that goodwill and intangible assets that have indefinite lives not be amortized, but instead, must be tested at least annually for impairment or whenever events or business conditions warrant. During the nine months ended September 30, 2011, the Company evaluated events and business conditions to determine if a test for an impairment of goodwill was warranted. No such events or business conditions took place during this period; therefore, no test was determined to be warranted at September 30, 2011.

Warranties

The Company offers warranties on certain products that it sells. The specific terms and conditions of these warranties vary depending on the product sold, the country in which the product is sold and arrangements with the customer. The Company estimates the costs that may be incurred under its warranties and records a liability for such costs. Factors that affect the Company's warranty liability include the number of units sold, historical and anticipated rates of warranty claims, cost per claim and new product introduction. The Company periodically assesses the adequacy of its recorded warranty claims and adjusts the amounts as necessary. Below represents the changes in the Company's warranty liability for the nine months ended September 30, 2011:

	Balance at December 31, 2010	Charged to Cost of Sales	Effect of Foreign Currency Translation	Settlements	Balance at September 30, 2011
For the nine months ended September 30, 2011	$1,688	$1,934	$31	$(1,509)	$2,144

Net Income (loss) Per Common Share

Net income (loss) per common share has been computed and presented pursuant to the provisions of ASC Topic 260, Earnings per Share ("Topic 260"). Net income (loss) per share is based on the weighted-average number of shares outstanding during the period. As of September 30, 2011 and 2010, the Company had outstanding restricted stock units ("RSUs"), deferred stock units ("DSUs"), warrants and options. For the three and nine months ended September 30, 2010 the Company excluded the dilutive impact of potential future issuances of common stock underlying the Company's RSUs, DSUs, stock options and warrants from the calculation of diluted average shares outstanding because their effect would have been anti-dilutive as the Company had net losses for those periods.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Weighted-average common shares outstanding—basic	15,135,309	14,970,050	15,059,320	8,350,635
Dilutive effect of stock-based compensation awards outstanding	9,359	—	9,359	—

Weighted-average common shares outstanding—diluted	15,144,668	14,970,050	15,068,679	8,350,635

New Accounting Standards

In September of 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-08 Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment ("ASU 2011-08"). The amendments in this update will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company is currently evaluating the effect this update will have on its Consolidated Financial Statements.

2. Accounting Policies

Basis of Presentation

The consolidated financial statements have been prepared on the basis of GAAP. The consolidated financial statements include the accounts of Xerium Technologies, Inc. and its wholly-owned subsidiaries. Intercompany accounts and transactions have been eliminated.

Revenue Recognition

Revenue on product sales is recognized when persuasive evidence of an arrangement exists, the price is fixed and determinable, delivery including transfer of title has occurred, and there is a reasonable assurance of collection of the sales proceeds. The Company generally obtains written purchase authorizations from customers for a specific product at a specified price and considers delivery and transfer of title to have occurred primarily at the time of shipment. Revenue is recorded net of applicable allowances, including estimated allowances for returns, rebates, and other discounts. The Company sells to certain customers on a consignment basis. As part of the consignment agreement the Company delivers the goods to a location designated by the customer. In addition, the customer and the Company agree to a "sunset" date, which represents the date by which the customer must accept all risks and rewards of ownership of the product and payment terms begin. For consignment sales, revenue is recognized on the earlier of actual product installation or the "sunset" date.

Classification of Costs and Expenses

Cost of products sold includes raw materials, manufacturing labor, direct and indirect overhead costs, product freight, and depreciation of manufacturing plant and equipment. Warehousing costs incurred as a result of customer-specific delivery terms are also included in cost of products sold.

Selling expenses include direct sales force salaries, commissions and expenses as well as agents' commissions and fees, other warehousing costs, advertising costs and marketing costs.

General and administrative expenses include costs relating to management and administrative staff such as employee compensation and benefits, travel and entertainment, non-manufacturing facility occupancy costs including rent expense and professional fees, as well as depreciation on non-manufacturing equipment and office supplies and expenses.

Research and development expenses are comprised of engineering staff wages and associated fringe benefits, as well as the cost of prototypes, testing materials and non-capitalizable testing equipment.

Advertising Costs

Selling expenses include advertising expenses of $1,108, $898 and $1,501 in 2010, 2009 and 2008, respectively. The Company expenses all advertising costs as incurred.

Translation of Financial Statements

The reporting currency of the Company is U.S. Dollars. Assets and liabilities of non-U.S. operations are translated at year-end rates of exchange, and the consolidated statements of operations and cash flows are translated at the average rates of exchange during the year. Gains and losses resulting from translating non-U.S. Dollar denominated financial statements are recorded in accumulated other comprehensive income (loss) as a component of stockholders' equity (deficit).

Foreign Exchange

Foreign exchange gains and losses arising out of transactions denominated in currencies other than a subsidiary's functional currency are recorded in the consolidated statements of operations. Net exchange gains and losses are recorded in "Foreign exchange gain (loss)" and amounted to a gain of $1,668 for the year ended December 31, 2010, a loss of $905 for the year ended December 31, 2009 and a gain of $6,356 for the year ended December 31, 2008. Certain intercompany loans have been determined to be permanent, and accordingly, foreign exchange gains or losses related to such loans are recorded in accumulated other comprehensive income (loss).

Derivatives and Hedging

Effective January 1, 2009, the Company adopted Accounting Standards Codification ("ASC") Topic 815-10-65-1, Transition and Effective Date Related to FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("Topic 815-10-65-1") for disclosure related to derivatives and hedging. Topic 815-10-65-1 amends and expands the disclosure requirements to provide users of financial statements with an enhanced understanding of: (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. Topic 815-10-65-1 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative instruments.

As required by ASC Topic 815 Derivatives and Hedging ("Topic 815"), the Company records all derivatives on the balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability or firm commitment attributable to a particular risk are considered fair value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge.

The Company may enter into derivative contracts that are intended to economically hedge certain of its risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting under Topic 815.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net sales and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid short-term investments with maturities of three months or less when acquired. Short-term investments consist of time deposits or money market accounts at investment-grade banks. As of December 31, 2010, certain of the Company's deposits in U.S. bank accounts exceeded the FDIC guarantee of $250 per depositor.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts Receivable are recorded at cost, and do not bear interest. The Company records an allowance for doubtful accounts, and bad debt provisions are included in general and administrative expense. The amounts recorded are derived based upon the general aging of receivables, specific customer credit history and payment trends, and any new business conditions.

Inventories

Inventories are valued at the lower of cost or market using the first-in, first-out (FIFO) method. Raw materials are valued principally on a weighted average cost basis. The Company's work in process and finished goods are specifically identified and valued based on actual inputs to production. Provisions are recorded as appropriate to write-down obsolete and excess inventory to estimated net realizable value. The process for evaluating obsolete and excess inventory often requires management to make subjective judgments and estimates concerning future sales levels, quantities and prices at which such inventory will be able to be sold in the normal course of business, while considering the general aging of inventory and factoring in any new business conditions. Expenses for inventory write downs were not material in 2010 and $3,882 and $13,351 during the years ended December 31, 2009 and 2008, respectively.

Financial Instruments

The carrying value of cash and cash equivalents, trade receivables, other current assets, accounts payable, notes payable and amounts included in accruals meeting the definition of a financial instrument approximate fair value due to their short-term nature. The carrying value of long-term debt is greater than its fair value (see Note 8). The Company determines estimated fair values based upon quoted market values where applicable or management estimates.

Long-lived Assets

Property and equipment

Property and equipment are recorded at cost. Property and equipment acquired in connection with acquisitions are recorded at fair value as of the date of the acquisition, and subsequent additions are recorded at cost. Depreciation is computed using the straight-line method over the following estimated useful lives:

Asset		Years
Buildings and improvements		3-50
Machinery and equipment	—Heavy	16-25
	—General	13-15
	—Light	6-12
	—Molds, tools, office and computers	2-5

Impairment

The Company reviews its long-lived assets that have finite lives for impairment in accordance with ASC Topic 360, Property, Plant, and Equipment ("Topic 360"). This topic requires that companies evaluate the fair value of long-lived assets based on the anticipated undiscounted future cash flows to be generated by the assets when indicators of impairment exist to determine if there is impairment to the carrying value. Any change in the carrying amount of an asset as a result of the Company's evaluation has been recorded in restructuring and impairments expense in the consolidated statements of operations. Impairment charges are discussed in Note 14.

Intangible assets

Intangible assets consist of patents, licenses, trademarks and deferred financing costs. As of December 31, 2009, deferred financing costs were reclassified to other current assets as a result of the Company's credit issues.

Patents, licenses and trademarks are amortized on a straight-line basis over their remaining lives, which range from three to fifteen years. Deferred financing costs are amortized using the effective interest method as a component of interest expense over the life of the related debt.

Goodwill

The Company accounts for goodwill and other intangible assets in accordance with ASC Topic 350, Intangibles—Goodwill and Other Intangible Assets ("Topic 350"). Topic 350 requires that goodwill and intangible assets that have indefinite lives not be amortized but, instead, must be tested at least annually for impairment or whenever events or business conditions warrant. Goodwill impairment testing is a two-step process. Step 1 involves comparing the fair value of the Company's reporting unit to its carrying amount. If the fair value of the reporting unit is greater than its carrying amount, there is no impairment. If the reporting unit carrying amount is greater than the fair value then the second step must be completed to measure the amount of impairment, if any. Step 2 calculates the implied fair value of goodwill by deducting the fair value of the net assets of the reporting unit from the fair value of the reporting unit as determined in Step 1. The implied fair value of goodwill determined in this step is compared to the carrying value of goodwill. If the implied fair value of goodwill is less than the carrying value of goodwill, an impairment loss is recognized equal to the difference.

The Company performs an annual test for goodwill impairment as of December 31st at the reporting unit level. The Company has two reporting units: clothing and roll covers. For the purpose of performing the annual impairment test, the Company allocates all shared assets and liabilities to the reporting units based on the percentage of each reporting unit's revenue to total revenue. Shared operating expenses are allocated to the reporting unit to the extent necessary to allow them to operate as independent businesses. To determine if impairment exists, the fair value of each reporting unit is compared to its carrying value. The fair value of the Company's reporting unit is determined by using a weighted combination of both a market multiple approach and an income approach. The market multiple approach utilizes the Company's and its competitors' proprietary information that is used to value its reporting units. The income approach is a present value technique used to measure the fair value of future cash flows produced by each reporting unit. As a result of the annual test for goodwill impairment performed as of December 31, 2010, the Company determined that no goodwill impairment exists.

As of December 31, 2009, the Company recorded a non-cash charge for goodwill impairment of $80,600 related to its roll covers reporting unit based on assessments performed as of that date. Applying the guidance of Topic 350, the Company determined that as of December 31, 2009, goodwill for the roll covers segment was impaired primarily due to the adverse effect of the Company's credit issues and the effects of the current global economic environment. Step 1 of the process indicated that the fair value of the net assets of the roll covers segment was $3,600 less than their carrying value as of December 31, 2009. Based on the Step 1 result, the Company proceeded with Step 2. Based on the increase in fair value of tangible and intangible assets over book value of $77,000 as determined in Step 2, an aggregate impairment of $80,600 was recorded.

To date, there have been no indicators of impairment or recorded goodwill impairment for the Company's clothing segment.

Stock-Based Compensation

The Company records stock-based compensation expense in accordance with ASC Topic 718, Compensation—Stock Compensation ("Topic 718") which generally requires that such transactions be recognized in the statement of operations based on their fair values at the date of grant. See Note 13 for further discussion.

Net Income (Loss) Per Common Share

Net income (loss) per common share has been computed and presented pursuant to the provisions of ASC Topic 260, Earnings per Share ("Topic 260"). Net income (loss) per share is based on the weighted-average number of shares outstanding during the period.

As of December 31, 2010, 2009 and 2008, the Company had outstanding restricted stock units ("RSUs") (See Note 13). Diluted average shares outstanding were computed using (i) the average market price for time-based RSUs and (ii) the actual grant date market price for non-employee director RSUs. The calculation of diluted earnings per share excludes the Company's performance-based RSUs that are based on shareholder return targets because the performance criteria had not been contingently achieved and therefore the RSUs were not contingently issuable. For the years ended December 31, 2010 and 2009, the dilutive effect of potential future issuances of common stock underlying the Company's RSUs was excluded from the calculation of diluted average shares outstanding because their effect would have been anti-dilutive as the Company incurred a net loss during those years. For the year ended December 31, 2008, the dilutive effect of potential future issuances of common stock underlying certain of the Company's RSUs was excluded from the calculation of diluted average shares outstanding because their effect would have been anti-dilutive.

	2010	2009	2008
Weighted-average common shares outstanding—basic	10,019,098	2,445,381	2,306,692
Dilutive effect of stock-based compensation awards outstanding	—	—	3,131

Weighted-average common shares outstanding—diluted	10,019,098	2,445,381	2,309,823

RSU's aggregating approximately 0.5 million, 0.4 million and 1.0 million shares were outstanding during the years ended December 31, 2010, 2009 and 2008, respectively, but were not included in the computation of diluted earnings per share because the impact of including such shares would be anti-dilutive to the earnings per share calculation.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes ("Topic 740"), which requires the recognition of deferred tax assets and liabilities for the expected future consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, representing future tax benefits, are reduced by a valuation allowance when the determination can be made that it is "more likely than not" that all or a portion of the related tax asset will not be realized. The deferred tax provision or benefit represents the change in deferred tax assets and liabilities, excluding any amounts accounted for as components of goodwill or accumulated other comprehensive loss, from the prior year, including the effect of foreign currency translation thereon. While the Company believes it has adequately provided for its income tax receivable or liabilities and its deferred tax assets or liabilities in accordance with FASB income tax guidance, adverse determination by taxing authorities or changes in tax laws and regulations could have a material adverse effect on the Company's consolidated financial condition, results of operations or cash flows. Income taxes are further discussed in Note 9.

Warranties

The Company offers warranties on certain products that it sells. The specific terms and conditions of these warranties vary depending on the product sold, the country in which the product is sold and arrangements with the customer. The Company estimates the costs that may be incurred under its warranties and records a liability for such costs. Factors that affect the Company's warranty liability include the number of units sold, historical and anticipated rates of warranty claims, cost per claim and new product introduction. The Company periodically assesses the adequacy of its recorded warranty claims and adjusts the amounts as necessary. Below represents the changes in the Company's warranty liability for 2010 and 2009:

	Balance at Beginning of Year	Charged to Revenue or Cost of Sales	Effect of Foreign Currency Translation	Deduction from Reserves	Balance at End of Year
For the year-ended December 31, 2010	$1,973	$1,472	$(95)	$(1,662)	$1,688
For the year-ended December 31, 2009	$2,424	$2,018	$80	$(2,549)	$1,973

Commitments and Contingencies

The Company provides accruals for all direct costs associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued have been estimated based on consultation with legal counsel and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

New Accounting Standards

In December 2010, the FASB issued ASU 2010-28, Intangibles—Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts ("ASU No. 2010-28"). The amendments in ASU-2010-28 specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. The Company believes the adoption of ASU No. 2010-28 will not have a material impact on its financial statements for the period.

In April 2010, the FASB issued ASU No. 2010-13, Compensation—Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades—a consensus of the FASB Emerging Issues Task Force ("ASU No. 2010-13"). ASU No. 2010-13 provides amendments to ASC Topic 718, Compensation—Stock Compensation ("Topic 718") to clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades should not be considered to contain a condition that is not a market, performance or service condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. ASU No. 2010-13 is effective for fiscal years beginning on or after December 15, 2010. The Company believes the adoption of ASU No. 2010-13 will have no impact on its financial statements for the period.

In March 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-11, Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives ("ASU No. 2010-11"). ASU No. 2010-11 clarifies that the scope exception in Topic 815 paragraphs 15-15-8 through 15-9 only applies to the transfer of credit risk in the form of subordination of one financial instrument to another. ASU No. 2010-11 is effective for fiscal quarters beginning after June 15, 2010. The adoption of ASU No. 2010-11 had no impact on the Company's financial statements.

On February 24, 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2010-09, Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements ("ASU 2010-09"). The amendments in ASU 2010-09 remove the requirement for a Securities and Exchange Commission ("SEC") filer to disclose a date through which subsequent events have been evaluated in both issued and revised financial statements. The amendments of ASU 2010-09 were effective upon issuance and had no impact on the Company's consolidated financial statements.

In August 2009, FASB issued ASU No. 2009-05—Measuring Liabilities at Fair Value ("ASU 2009-05"), which is an update of ASC Topic 820, Fair Value Measurements. ASU 2009-05 was issued to reduce potential ambiguity in financial reporting related to the fair value of liabilities by providing clarification on measuring liabilities at fair value when a quoted price in an active market is not available. ASU 2009-05 is effective for the fourth quarter of 2009. The adoption of ASU 2009-05 had no impact on the Company's consolidated financial statements.

In June 2009, the FASB issued ASU No. 2009-01, Topic 105—Generally Accepted Accounting Principles, amendments based on Statement of Financial Accounting Standards ("SFAS") No. 168—The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles ("ASU No. 2009-01"). ASU No. 2009-01 is effective for interim periods ending after September 15, 2009 and identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States ("GAAP"). The objective of this statement is to establish the FASB Accounting Standards Codification™ (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The adoption of ASU No. 2009-01 had no material impact on the Company's consolidated financial statements.

In June 2009, the FASB issued ASC Topic 810, Amendments to FASB Interpretation No. 46(R) ("Topic 810"), which amends the consolidation guidance applicable to variable interest entities. The amendments will significantly affect the overall consolidation analysis under FASB Interpretation No. 46(R). Topic 810 was effective as of the beginning of the first fiscal year that begins after November 15, 2009 and the adoption of Topic 810 had no impact on the Company's consolidated financial statements.

In June 2009, the FASB issued ASC Topic 860, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 ("Topic 860"). Topic 860 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. Topic 860 was applied in the reporting period ended December 31, 2009, in accordance with the effective date of Topic 860 and the adoption had no impact on the Company's consolidated financial statements.

In April 2009, the FASB issued, in ASC Topic 825-10-65, Transition Related to FSP FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments ("Topic 825-10-65"), requirements for disclosure about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. Topic 825-10-65 is effective for interim reporting periods ending after June 15, 2009. The adoption of Topic 825-10-65 had no material impact on the Company's consolidated financial statements. See Note 8 for further discussion of fair value as it relates to the Company's derivatives and senior debt.

Effective January 1, 2009, the Company adopted ASC Topic 815-10-65-1 for disclosure related to derivatives and hedging. See "Derivatives and Hedging" above. The Company's adoption of Topic 815-10-65-1 had no material effect on its consolidated financial statements.

In December 2008, the FASB issued ASC Topic 715, Employers' Disclosures about Postretirement Benefit Plan Assets ("Topic 715"), which is effective for fiscal years ending after December 15, 2009. Upon initial application, the provisions of Topic 715 are not required for earlier periods that are presented for comparative purposes. This ASC Topic amends FASB Statement No. 132 (revised 2003), Employers' Disclosures about Pensions and Other Postretirement Benefits, to provide guidance on an employer's disclosures about plan assets of defined benefit pension or other postretirement plan. The objectives of the disclosures about plan assets in an employer's defined benefit pension or other postretirement plan are to provide users of financial statements with an understanding of how investment allocation decisions are made, the major categories of plan assets, the inputs and valuation techniques used to measure the fair value of plan assets, the effect of fair value measurements using significant unobservable inputs (Level 3) on changes in plan assets for the period and significant concentrations of risk within plan assets. See Note 10 for the Company's disclosures in accordance with Topic 715.

In May 2008, the FASB issued ASC Topic 260-10-65-2, Transition Related to FSP EITF 03-6-1 ("Topic 260"), which addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the allocation in computing earnings per share under the two-class method. The FASB concluded that all outstanding unvested share-based payment awards that contain rights to nonforfeitable dividends participate in undistributed earnings with common shareholders. If awards are considered participating securities, the Company is required to apply the two-class method of computing basic and diluted earnings per share. These provisions of Topic 260 are effective for fiscal years beginning after December 15, 2008 and interim periods within those fiscal years. Early adoption is prohibited. The implementation of the provisions of Topic 260 did not impact the Company's consolidated financial statements. effective January 1, 2008, the Company partially adopted provisions of ASC Topic 820, Fair Value Measurements and Disclosures, for measuring its derivative assets and liabilities. See further discussion at Note 8 "Derivatives and Hedging". ASC Topic 820-10-65-1, Transition related to FASB Staff Position FAS157-2, Effective Date of FASB Statement No. 157 permits the Company to defer the recognition and measurement of its nonfinancial assets and nonfinancial liabilities until January 1, 2009. At January 1, 2009, the Company did not have any nonfinancial assets or nonfinancial liabilities that are recognized or disclosed at fair value.

Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Inventories [Abstract]
Inventories

5. Inventories, net

The components of inventories are as follows at:

	September 30, 2011	December 31, 2010
Raw materials	$22,670	$19,144
Work in process	29,334	27,065
Finished units (includes consigned inventory of $13,317 and $11,784, respectively)	39,360	35,718

	$91,364	$81,927

3. Inventories

The components of inventories are as follows at:

	December 31
	2010	2009
Raw materials	$19,144	$17,466
Work in process	27,065	26,811
Finished goods (includes consigned inventory of $11,784 in 2010 and $10,701 in 2009)	35,718	33,897

	$81,927	$78,174

Property And Equipment	12 Months Ended
Dec. 31, 2010
Property And Equipment [Abstract]
Property And Equipment

4. Property and Equipment

Property and equipment consist of the following at:

	December 31
	2010	2009
Land	$23,915	$24,874
Buildings and improvements	152,867	161,019
Machinery and equipment	614,585	605,107
Construction in progress	16,923	17,954

Total	808,290	808,954
Less accumulated depreciation	(447,020)	(423,405)

	$361,270	$385,549

The Company recorded $39.0 million and $39.5 million in depreciation expense in 2010 and 2009, respectively.

Goodwill, Intangible Assets and Deferred Financing Costs	12 Months Ended
Dec. 31, 2010
Goodwill, Intangible Assets And Deferred Financing Costs [Abstract]
Goodwill, Intangible Assets And Deferred Financing Costs

5. Goodwill, Intangible Assets and Deferred Financing Costs

The following table provides changes in the carrying amount of goodwill by segment for the years ended December 31, 2010 and 2009:

	Clothing	Roll Covers	Total
Balance at December 31, 2008	$57,102	$98,103	$155,205
Goodwill Impairment	—	(80,600)	(80,600)
Foreign currency translations	(4,633)	2,332	(2,301)

Balance at December 31, 2009	52,469	19,835	72,304
Goodwill impairment	—	—	—
Foreign currency translations	(10,905)	(441)	(11,346)

Balance at December 31, 2010	$41,564	$19,394	$60,958

The components of intangible assets and deferred financing costs are summarized as follows at:

	December 31
	2010	2009
Patents and licenses	$31,920	$31,920
Less accumulated amortization	(27,655)	(26,703)

Net patents and licenses	4,265	5,217

Trademarks	18,920	18,920
Less accumulated amortization	(13,985)	(12,726)
Net trademarks	4,935	6,194

Other intangibles	952	952
Less accumulated amortization	(379)	(272)

Net other intangibles	573	680

Deferred financing costs	3,716	35,754
Less accumulated amortization	(531)	(20,567)

Net deferred financing costs (1)	3,185	15,187

Net amortizable intangible assets and deferred financing costs	12,958	27,278
Less net deferred financing costs reclassified to other current assets (1)	—	(15,187)

	$12,958	$12,091

(1)	In connection with the senior credit facility matters discussed in Note 1, the accompanying consolidated balance sheet as of December 31, 2009 includes a reclassification of $15,187 from "Intangible assets and deferred financing costs, net" to "Other current assets" to reflect the classification of net deferred financing costs related to the debt under the senior credit facility as a current asset.

Amortization expense for patents, licenses, trademarks and other intangibles amounted to $2,318, $2,328 and $2,965 for the years ended December 31, 2010, 2009 and 2008, respectively.

As of December 31, 2010, the estimated annual amortization expense for patents, licenses and trademarks and other intangibles for each of the succeeding five years total $8,230 as follows:

2011	$2,296
2012	2,296
2013	1,765
2014	1,514
2015	359

Notes Payable	12 Months Ended
Dec. 31, 2010
Notes Payable [Abstract]
Notes Payable

6. Notes Payable

At December 31, 2010 and 2009, notes payable consisted of the following:

	December 31
	2010	2009
Unsecured notes (1)	$184	$1,665
Secured notes (2)	—	48,136

Total	$184	$49,801

(1)	In 2010 and 2009, unsecured notes payable consisted primarily of committed lines of credit at banks to fund short-term working capital needs. The weighted-average interest rate on outstanding notes payable borrowings in 2010 and 2009 was 3.48% and 7.03%.
(2)	During 2009, the Company had borrowings under its revolver of $28,100, essentially all of which was borrowed in the first quarter of 2009. These borrowings were settled on the Effective Date in accordance with the Plan. The unused portion of these lines of credit totaled $6,638 at December 31, 2009. The secured portion of the debt is collateralized by letters of credit available under a multi-currency revolving credit facility of $50,000 which was a part of the Company's credit agreement. Interest rates were variable and were based upon local market rates. Annual commitment and similar fees charged by the banks approximate 0.75% of the unused facilities. The weighted-average interest rate on the total of all facilities available was 6.52% in 2009. Additionally, on December 31, 2009 the Company terminated with the counterparties all of its outstanding interest rate swap liabilities of $20,036 and converted them into notes payable to such counterparties. These borrowings were settled on the Effective Date in accordance with the Plan. The swap termination counterparties have rights similar to the lenders under the credit facility. See Note 8 for further discussion of derivatives.

Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt [Abstract]
Debt

6. Long-term Debt

At September 30, 2011 and December 31, 2010, long-term debt consisted of the following:

	September 30, 2011	December 31, 2010
Senior Bank Debt (Secured):
First lien debt, payable quarterly, U.S. Dollar denominated—LIBOR, 6.5% as of December 31, 2010	$—	$59,701
Second lien debt, payable quarterly, U.S. Dollar denominated—LIBOR, 8.25% as of December 31, 2010	—	228,248
Second lien debt, payable quarterly, Euro denominated—EURIBOR, 8.25% as of December 31, 2010	—	137,814
Second lien debt, payable quarterly, Canadian Dollar denominated—CDOR, 8.25% as of December 31, 2010	—	49,800
First lien debt, payable quarterly, U.S. Dollar denominated—LIBOR, 5.5% as of September 30, 2011, matures May of 2017	119,679	—
First lien debt, payable quarterly, Euro denominated—EURIBOR, 5.8% as of September 30, 2011, matures May of 2017	112,016	—

	231,695	475,563
Senior Notes (Unsecured), payable semi-annually—U.S. Dollar denominated, interest rate fixed at 8.875%, matures June of 2018	240,000	—
Other Long-Term Debt:
Unsecured, interest rate fixed at 2.00% to 2.50%, Euro denominated, primarily short-term	1,714	2,035
Unsecured, interest rate fixed at 1.31% to 3.40%, Yen denominated, primarily short-term	1,947	3,579

	475,356	481,177
Less current maturities	5,325	12,794

Total	$470,031	$468,383

On May 26, 2011, the Company completed a refinancing transaction, which replaced certain of its then outstanding indebtedness with a private placement of $240 million aggregate principal amount of 8.875% senior unsecured notes (the "Notes") and a new approximately $278 million multi-currency senior secured credit facility (the "New Credit Facility"), comprised of approximately $248 million of senior secured term loans and a $30 million senior secured revolving credit facility. The interest rates under the New Credit Facility are calculated, at our option, as the Alternate Base Rate as defined in the New Credit Facility, LIBOR or EURIBOR, subject to a minimum of 2.25%, 1.25% and 1.25%, respectively, plus, in each case, a margin.

The Company paid $17.1 million in deferred financing costs related to the Notes and New Credit Facility. This amount is classified as an intangible asset in the Condensed Consolidated Balance Sheet at September 30, 2011. In addition, in accordance with ASC 470-50, Modifications and Extinguishments of Debt, the Company wrote off $2.9 million of deferred financing costs related to its previous indebtedness as a result of this refinancing. This amount has been classified as a loss on extinguishment of debt in the September 30, 2011 Condensed Consolidated Statement of Operations.

As of September 30, 2011, an aggregate of $16.9 million is available for additional borrowings under the New Credit Facility. This availability represents the $30.0 million Revolving Facility less $13.1 million of that facility committed for letters of credit.

Notes

Interest on the Notes is payable semiannually in cash in arrears on June 15 and December 15 of each year, commencing on December 15, 2011. The Notes are the Company's senior unsecured obligations, and are guaranteed by each of the Company's direct and indirect wholly-owned domestic subsidiaries (the "Notes Guarantors"). They rank equal in right of payment with the Company's existing and future senior indebtedness and senior in right of payment to any of the Company's existing and future subordinated indebtedness. The Notes are effectively subordinated to all of the Company's secured debt, including the New Credit Facility and related guarantees, to the extent of the value of the assets securing such debt and structurally subordinated to all of the existing and future liabilities of its subsidiaries that do not guarantee the Notes. Subject to the terms of the New Credit Facility, the Notes may be redeemed by the Company at specified redemption prices which vary depending on the timing of the redemption.

The Notes contain covenants, subject to certain exceptions, that restrict the Company's ability and the ability of certain of its subsidiaries to, among other things:

•	incur or guarantee additional indebtedness or issue preferred stock;

•	pay dividends or make other distributions to stockholders;

•	purchase or redeem capital stock or subordinated indebtedness;

•	make certain investments;

•	create liens;

•	incur restrictions on the ability of our subsidiaries to make dividends or make other payments to us;

•	sell assets or engage in sale-leaseback transactions;

•	consolidate or merge with or into other companies or transfer all or substantially all of its assets; and

•	engage in certain transactions with affiliates.

As disclosed in previous SEC filings, in connection with the private placement of the Notes, the Notes Guarantors and the Company entered into a registration rights agreement, dated May 26, 2011 with the initial purchasers of the Notes.

New Credit Facility

The New Credit Facility provides for:

•	a six-year $125.0 million senior secured term loan facility, borrowed by the Company, the proceeds of which were used to refinance certain of its existing indebtedness (the "U.S. Term Loan");

•

a six-year €87.0 million senior secured term loan facility, borrowed by Xerium Technologies Limited, a wholly-owned indirect subsidiary of the Company organized under the laws of England and Wales, the proceeds of which were used to refinance certain of the Company's existing indebtedness (the "Euro Term Loan" and together with the U.S. Term Loan, the "Term Loans");

•

a five-year $30.0 million senior secured revolving credit facility, available to the Company, and an uncommitted incremental amount of $10 million, the proceeds of which will be used for working capital and general corporate purposes and include sub-limits available for letters of credit (the "Revolving Facility"); and

•

an uncommitted incremental credit facility (the "Incremental Facility") allowing for increases under the Revolving Facility and Term Loans with the same terms, and borrowing of new tranches of term loans, up to an aggregate principal amount not to exceed the greater of (i) $100.0 million and (ii) the Company's Adjusted EBITDA (as defined in the New Credit Facility) over the prior 12-month period, provided that increases under the Revolving Facility shall not exceed $35.0 million.

The loans under the New Credit Facility are required to be permanently repaid with 100% of the net proceeds of assets sales, dispositions, issuances of certain debt obligations and insurance, in each case, subject to certain exceptions and 50% of annual excess cash flows (as specified in the New Credit Facility) subject to certain adjustments.

The obligations under the New Credit Facility are guaranteed by all of the Company's existing and future direct and indirect subsidiaries that are organized in the United States (subject to certain exceptions in the case of immaterial subsidiaries and joint ventures) and certain of its direct and indirect foreign subsidiaries, provided that non-U.S. guarantors are only liable for obligations of Xerium Technologies Limited and certain other non-U.S. guarantors.

In addition, the obligations under the New Credit Facility are secured by a first-priority perfected security interest in substantially all of the assets of the Company, Xerium Technologies Limited and such subsidiary guarantors (collectively, the "Loan Parties"), in each case, now owned or later acquired, subject to certain exceptions and legal and tax considerations and requirements, including that only 66% of the voting capital stock of the domestic Loan Parties' "first-tier" non-U.S. subsidiaries are pledged in respect of the obligations of the Company and the U.S. guarantors under the New Credit Facility.

The New Credit Facility contains customary covenants that, subject to certain exceptions, restrict the Company's ability to, among other things:

•	pay dividends or redeem or repurchase equity interests;

•	prepay, redeem or purchase other debt, including the Notes;

•	create liens and engage in sale-leaseback transactions;

•	make loans and investments;

•	incur additional indebtedness;

•	amend or otherwise alter debt and other material agreements;

•	make capital expenditures;

•	engage in mergers, acquisitions and asset sales (other than certain permitted acquisitions and asset sales);

•	engage in certain transactions with affiliates; and

•	engage in businesses that are not related to our existing business.

The New Credit Facility includes specified financial covenants, requiring the Company to maintain certain consolidated leverage and interest coverage ratios and limiting its ability to make capital expenditures in excess of specified amounts.

In addition, the New Credit Facility contains, among other restrictions, certain customary representations and warranties, affirmative covenants and events of default, including payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults and cross-acceleration to certain indebtedness, and certain events of bankruptcy, and certain events under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), material judgments, actual or asserted failures of any guarantee or security document supporting the New Credit Facility to be in full force and effect and a change in control. If an event of default occurs, the lenders under the New Credit Facility would be entitled to take various enforcement actions, including acceleration of amounts due under the New Credit Facility and all actions permitted to be taken by a secured creditor.

The aggregate scheduled principal payments over the term of the New Credit Facility, the Notes and other existing debt are shown below:

	New Credit Facility (in USD)	Notes (in USD)	Other Debt (in USD)	Total Scheduled Principal Payments including balloon payments (in USD)
2011 (fourth quarter)	$604	$—	$2,905	$3,509
2012	2,420	—	756	3,176
2013	2,420	—	—	2,420
2014	2,420	—	—	2,420
2015	2,420	—	—	2,420
2016 and thereafter	221,411	240,000	—	461,411

	$231,695	$240,000	$3,661	$475,356

Additionally, the following table outlines the estimated future interest payments to be made under the New Credit Facility and Notes over the term of the obligations:

Total Estimated Interest Payments Converted into U.S. Dollars at September 30, 2011 Exchange Rates (in USD thousands)
2011 (fourth quarter)	$15,178
2012	34,759
2013	34,615
2014	34,529
2015	34,390
2016 and thereafter	71,164

$224,635

As of September 30, 2011 and December 31, 2010, the carrying value of the Company's long-term debt is $475,356 and $481,177, respectively, and exceeds its fair value of approximately $428,927 and $470,177, respectively. The Company determined the fair value of its debt utilizing significant other observable inputs (Level 2 of the fair value hierarchy).

7. Debt

In connection with the Company's initial public offering in 2005, the Company entered into a $700,000 senior secured credit facility that provided for a term loan with a total principal amount of $650,000 and a $50,000 senior secured revolving credit facility. (Collectively, the "Senior Credit Facility"). In 2010, as discussed in Note 1, the Company and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code on the Commencement Date, and the Company and the Debtor Subsidiaries emerged from Chapter 11 on the Effective Date. On the Effective Date, the Company entered into an amendment and restatement of its Senior Credit Facility pursuant to which, among other things, the total outstanding debt obligations under the senior credit facility, which at May 25, 2010 were $603,590 (including waiver fees of $1,380) were reduced to $410,000 ("Second Lien Debt"). Also on the Effective Date, pursuant to the Plan, the DIP Facility was converted into an Exit Facility consisting of a $20,000 revolving credit facility and a $60,000 term loan ("First Lien Debt") used to fund the Company's emergence from Chapter 11 and ongoing working capital requirements. As of December 31, 2010, no borrowings have been made under the revolving credit facility. See Note 1 for additional information related to the terms of the Amended and Restated Credit Facility and the Exit Facility.

The credit facility provides for quarterly scheduled principal payments on the term loans and approximately $57,500 and $382,000 due at maturity in November 2013 and May 2014, respectively. This facility contains covenants based on certain measures of debt levels and interest coverage, all calculated in relation to Adjusted EBITDA as defined in the credit agreement, and restrictions on capital expenditures. At December 31, 2010, management believes the Company was in compliance with these covenants. In addition, substantially all of the Company's assets are pledged as collateral under the credit facility.

At December 31, 2010 and 2009, Long-term debt consisted of the following:

	December 31
	2010	2009
Senior Bank Debt (Secured):
First lien debt, payable quarterly, U.S. Dollar denominated—LIBOR (minimum 2.00%) plus 4.50% (6.5%) as of December 31, 2010	$59,701	$—
Second lien Debt, payable quarterly, US Dollar denominated—LIBOR (minimum 2.00%) plus 6.25% (8.25%) as of December 31, 2010; First lien debt, payable quarterly, LIBOR of 0.25% plus 6.50% (6.75%) as of December 31, 2009	228,248	299,494
Second lien debt, payable quarterly Euro denominated—EURIBOR (minimum 2.00%) plus 6.25% (8.25%) as of December 31, 2010; First lien debt, payable quarterly, EURIBOR plus 6.50% (7.15%) as of December 31, 2009	137,814	216,064
Second lien debt, payable quarterly, Canadian Dollar denominated—CDOR (minimum 2.00%) plus 6.25% (8.25%) as of December 31, 2010; First lien debt, payable quarterly, CDOR plus 6.50% (6.94%) as of December 31, 2009	49,800	68,006

	475,563	583,564
Other Long-Term Debt:
Unsecured, interest fixed at 2.00% to 2.50%, Euro denominated	2,035	1,789
Unsecured, interest fixed at 2.85% to 3.90%, Yen denominated	3.579	4,967

	481,177	590,320
Less current maturities	12,794	1,826
Less long-term debt classified as current (1)	—	583,564

Total	$468,383	$4,930

(1)	In connection with the senior credit facility matters discussed in Note 1, the accompanying consolidated balance sheet as of December 31, 2009 includes a reclassification of $583,564 from "Long term debt, net of current maturities" to current debt as "Long-term debt classified as current". As of December 31, 2010, the long term debt under the senior credit facility was classified as "Long term debt, net of current maturities".

During 2010, 2009 and 2008 the Company recorded $57.9 million, $68.5 million, and $60.3 million in interest expense.

During 2010, the Company made aggregate scheduled debt payments of approximately $4,500 under the Amended and Restated Credit Facility and Exit Facility. In 2009, the Company made scheduled repayments of approximately $19,600 under the Senior Credit Facility. The Company may be required to make debt repayments in addition to the required amortization, subsequent to the 2011 fiscal year, based on its "excess cash" generated in 2011, as defined in its credit agreement. The Company was required to make additional debt repayments of approximately $19,200 during 2009 for "excess cash" based on 2008 calculations. No additional payments were required in 2010 based on 2009 "excess cash" nor are any additional payments required in 2011. Because the amounts of any such future repayments are not currently determinable, they are excluded from the long-term debt maturities schedule below. In addition, substantially all of the Company's assets are pledged as collateral under the Amended and Restated Credit Facility. At December 31, 2010, the Company had $26,032 available under the senior credit facilities.

The aggregate maturities of long-term debt for each of the following five years and thereafter are as follows:

2011	$12,794
2012	10,105
2013	9,493
2014	66,526
2015	382,259
Thereafter	—

$481,177

Additionally, as of December 31, 2010, the carrying value of the term debt under the Company's Amended and Restated Credit Facility was $475,563, and exceeded its fair value of $464,563. At December 31, 2009, the carrying value of the term debt under the Company's senior credit facility was $583,564 and exceeded its fair value of approximately $485,000. The Company determined the fair value of its debt utilizing quoted prices in active markets for its own debt (Level 1 of the fair value hierarchy).

Derivatives And Hedging	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Derivatives And Hedging [Abstract]
Derivatives And Hedging

4. Derivatives and Hedging

Risk Management Objective of Using Derivatives

The Company is exposed to certain risks arising from both its business operations and economic conditions. The Company principally manages its exposures to a wide variety of business and operational risks through management of its core business activities. From time to time, the Company enters into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known cash amounts, the value of which are determined by interest rates or foreign exchange rates.

Cash Flow Hedges of Interest Rate Risk

The Company's objectives in using interest rate derivatives are to add stability to interest expense and to manage its exposure to interest rate movements. To accomplish this objective, the Company uses interest rate caps and interest rate swaps as part of its interest rate risk management strategy. Interest rate caps designated as cash flow hedges protect the Company from increases in interest rates above the strike rate of the interest rate cap. Interest rate swaps designated as cash flow hedges involved the receipt of variable-rate amounts from a counterparty in exchange for the Company making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount.

On August 8, 2011, the Company entered into two interest rate cap agreements with certain financial institutions, with notional amounts totaling $114.4 million, whereby the Company limits its variable interest rate exposure to the strike rate of the interest rate cap agreements. Under the terms of the interest rate cap agreements, the Company will receive payments based on the spread in rates if the three-month LIBOR rate increases above the negotiated cap rates of 3.0%. The interest rate caps are considered designated hedging instruments, classified as Level 2 in the fair value hierarchy. Changes in fair value will be deferred in other comprehensive income and the cap purchase price will be reclassified from other comprehensive income into earnings as interest expense over the life of the agreements. The fair value of the interest rate caps was $272 at September 30, 2011. An unrecognized loss of ($438) was recorded in other comprehensive income at September 30, 2011.

The Company had previously entered into interest rate swaps to hedge variable interest related to its prior senior debt and foreign exchange contracts to protect the U.S. dollar value of certain assets and obligations. On December 31, 2009, the Company terminated with the counterparties all of its outstanding interest rate swap liabilities of $20,036 and converted them into notes payable to such counterparties. The Company has not entered into any new interest rate swap agreements since that time.

The Company's prior interest rate swaps were considered designated hedging instruments through August 31, 2009. Effective September 1, 2009, the interest rate swaps were no longer designated hedging instruments. During 2010, the Company amortized the mark to market balances related to these interest rate swaps from accumulated other comprehensive income to interest expense. The Company recognized an expense of $2,160 and $7,518 related to its derivative financial instruments in the three months ended September 30, 2010 and the nine months ended September 30, 2010, respectively, which was included in interest expense in its Condensed Consolidated Statements of Operations for those same periods. The nine months ended September 30, 2010 included the amortization of an additional $735 from accumulated other comprehensive income to interest expense, as the Company determined it was probable that interest payments on certain debt would not occur.

Although these interest rate swaps were subject to mark to market accounting through earnings effective September 1, 2009, prior to their termination with the counterparties as discussed above, they effectively fixed, from a cash flow hedge perspective through December 31, 2010, the interest rate at 10.75% on approximately 79% of the term loan portion of the Company's pre-petition credit facility. As a result of the termination of the interest rate swaps, the interest rate on the term loan portion of the credit facility was no longer effectively fixed through December 31, 2010, the original term of the swaps.

Because the Company has no outstanding interest rate swaps, the Company's financial statements are exposed to the effects of interest rate fluctuations below the strike rate negotiated in the interest rate cap agreements, which could have a material impact on its results of operations.

Non-designated Hedges of Foreign Exchange Risk

Derivatives not designated as hedges are not speculative and are used to manage the Company's exposure to foreign exchange rates, but do not meet the strict hedge accounting requirements of Topic 815. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly to earnings.

The Company, from time to time, may enter into foreign exchange forward contracts to fix currencies at specified rates based on expected future cash flows to protect against the fluctuations in cash flows resulting from sales denominated in foreign currencies (cash flow hedges). Additionally, to manage its exposure to fluctuations in foreign currency on intercompany balances and certain purchase commitments, the Company from time to time may use foreign exchange forward contracts (fair value hedges).

As of September 30, 2011 and December 31, 2010, the Company had outstanding derivatives that were not designated as hedges in qualifying hedging relationships. The value of these contracts is recognized at fair value based on market exchange forward rates and is recorded in other assets (liabilities) on the Condensed Consolidated Balance Sheet. The fair value of these derivatives at September 30, 2011 and December 31, 2010 was $913 and $(222), respectively. The change in fair value of these contracts is included in foreign exchange gain (loss) and was $1,021 and $(1) for the three months ended September 30, 2011 and 2010, respectively, and $457 and $21 for the nine months ended September 30, 2011 and 2010, respectively, and is recorded in the Condensed Consolidated Statements of Operations.

8. Derivatives and Hedging

Risk Management Objective of Using Derivatives

The Company is exposed to certain risks arising from both its business operations and economic conditions. The Company principally manages its exposures to a wide variety of business and operational risks through management of its core business activities. The Company enters into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known cash amounts, the value of which are determined by interest rates or foreign exchange rates. Specifically, the Company had entered into interest rate swaps to hedge variable interest related to its senior debt and foreign exchange contracts to protect the U.S. dollar value of certain assets and obligations. On December 31, 2009, the Company terminated with the counterparties all of its outstanding interest rate swap liabilities of $20,036 and converted them into notes payable to such counterparties. No new interest rate swaps have been entered into by the Company.

Cash Flow Hedges of Interest Rate Risk

The Company's objectives in using interest rate derivatives were to add stability to interest expense and to manage its exposure to interest rate movements. To accomplish this objective, the Company primarily used interest rate swaps as part of its interest rate risk management strategy. Interest rate swaps designated as cash flow hedges involved the receipt of variable-rate amounts from a counterparty in exchange for the Company making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount.

As previously discussed, the Company terminated its outstanding interest rate swaps at December 31, 2009 and has not entered into any new interest rate swap agreements since that time. Consequently, the Company's financial statements are exposed to the effects of interest rate fluctuations which could have a material impact on its results of operations. However, under the Amended and Restated Credit Facility, the CDOR Rate, the LIBOR Rate and the Euribor Rate are subject to a minimum base rate of 2.00% per annum, which is currently higher than the respective base rates.

As disclosed in previous filings, the Company anticipated that it would not be in compliance with certain financial covenants under its senior credit facility for the period ending September 30, 2009 and thus, on September 29, 2009, the Company entered into Waiver and Amendment No. 1 (the "Waiver Agreement") to the Company's senior credit facility in effect at that time. As of September 30, 2009 (and as of December 31, 2009), the Company was not in compliance with those covenants. As it was uncertain that the Company would be able to complete any alternative, long-term solutions to its credit issues or to obtain a further waiver prior to expiration of the Waiver Agreement, the Company was no longer able to support that the variable-rate interest payments (hedged transactions) under its senior credit facility were probable of occurring. Therefore, effective September 1, 2009, the Company was required to discontinue cash flow hedge accounting prospectively for its interest rate swaps so that the mark to market changes in their fair value are charged or credited to interest expense. Prior to September 1, 2009, the effective portion of changes in the fair value of derivatives designated and that qualified as cash flow hedges were recorded in accumulated other comprehensive income (loss) and subsequently amortized into earnings in the period that the hedged forecasted transaction affected earnings. The ineffective portion of the change in fair value of the derivatives was recognized directly in earnings. The balance in accumulated other comprehensive loss as of August 31, 2009 related to the interest rate swaps for which hedge accounting was to be subsequently amortized into the statement of operations (interest expense) over the remaining original term of the derivative as the hedged forecasted transactions are also recorded to interest expense, in accordance with Topic 815. In addition, as of March 31, 2010, the Company determined that it was probable that future interest payments on the debt that was in excess of the $410,000 (discussed in Note 1) would not occur. As a result in March 2010, the Company amortized an additional $735 from accumulated other comprehensive income to interest expense, which represented the balance in accumulated other comprehensive income relating to interest payments on the debt that was in excess of $410,000. The remaining balance of $8,986 in accumulated other comprehensive loss related to interest rate swaps was amortized to interest expense through December 31, 2010, the original term of the swaps.

Although these interest rate swaps were subject to mark to market accounting through earnings effective September 1, 2009, prior to their termination with the counterparties as discussed above, they effectively fixed, from a cash flow hedge perspective through December 31, 2009, the interest rate at 10.75% on approximately 79% of the term loan portion of the Company's pre-petition credit facility. As a result of the termination of the interest rate swaps, the interest rate on the term loan portion of the credit facility was no longer effectively fixed through December 31, 2010, the original term of the swaps.

The tables below present the effect of the Company's derivative financial instruments on the consolidated statements of operations for the year ended December 31, 2010 and for the year ended December 31, 2009. As of December 31, 2009, the Company had no outstanding interest rate derivatives as a result of the termination of interest rate swaps and their conversion to notes payable, as discussed above, and have not entered into any since that date.

Tabular Disclosure of the Effect of Derivative Instruments on the Consolidated Statement of

Operations For the Year Ended December 31, 2010

Derivatives in Topic 815 Cash Flow Hedging Relationships	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion), net of tax	Location of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion), net of tax	Location of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)
Interest Rate Swaps (1)	$—	Interest expense	$—	Interest expense	$—

Derivatives Not Designated as Hedging Instruments Under Topic 815	Location of Gain or (Loss) Recognized in Income on Derivative	Amount of Gain or (Loss) Recognized in Income on Derivative
Interest Rate Swaps (1)	Interest Expense	$(9,721)
Foreign Currency Hedges	Foreign exchange loss	(261)

		$(9,982)

(1)	The Company's interest rate swaps were considered designated hedging instruments through August 31, 2009. As discussed above, effective September 1, 2009, the interest rate swaps were no longer designated hedging instruments.

Tabular Disclosure of the Effect of Derivative Instruments on the Consolidated Statement of Operations

for the Year Ended December 31, 2009

Derivatives in Topic 815 Cash Flow Hedging Relationships	Amount of Gain or (Loss) Recognized in OCI on Derivative (Effective Portion), net of tax	Location of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Amount of Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective Portion), net of tax	Location of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)
Interest Rate Swaps (1)	$(8,001)	Interest expense	$9,454	Interest expense	$(1,061)

Derivatives Not Designated as Hedging Instruments Under Topic 815	Location of Gain or (Loss) Recognized in Income on Derivative	Amount of Gain or (Loss) Recognized in Income on Derivative
Interest Rate Swaps (1)	Interest Expense	$(2,757)
Foreign Currency Hedges	Foreign exchange gain	(422)

		$(3,179)

(1)	The Company's interest rate swaps were considered designated hedging instruments through August 31, 2009. As discussed above, effective September 1, 2009, the interest rate swaps were no longer designated hedging instruments.

Non-designated Hedges of Foreign Exchange Risk

Derivatives not designated as hedges are not speculative and are used to manage the Company's exposure to foreign exchange rates but do not meet the strict hedge accounting requirements of Topic 815. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly to earnings.

The Company, from time to time, enters into foreign exchange forward contracts to fix currencies at specified rates based on expected future cash flows to protect against the fluctuations in cash flows resulting from sales denominated in foreign currency (cash flow hedges). Additionally, to manage its exposure to fluctuations in foreign currency on intercompany balances and certain purchase commitments, the Company uses foreign exchange forward contracts (fair value hedges).

As of December 31, 2010 and December 31, 2009, the Company had the following outstanding derivatives that were not designated as hedges in qualifying hedging relationships. The value of these contracts is recognized at fair value based on market exchange forward rates. The change in fair value of these contracts is included in foreign exchange gain/(loss) in the statement of operations.

Foreign Currency Derivative (as of December 31, 2010)	Notional Sold	Notional Purchased
Cash flow hedges	$(1,683)	$—
Fair value hedges	$(23,964)	$5,623

Foreign Currency Derivative (as of December 31, 2009)	Notional Sold	Notional Purchased
Cash flow hedges	$—	$692
Fair value hedges	$(835)	$—

Credit-risk-related Contingent Features

The Company had agreements with certain of its derivative counterparties that contained a provision where if the Company either defaults in payment obligations under its credit facility or if such obligations are accelerated by the lenders, then the Company could also be declared in default on its derivative obligations. Although the Company was not declared in default of such obligations, as discussed above, on December 31, 2009 the Company terminated with the counterparties all of its outstanding interest rate swap liabilities of $20,036 and converted them into notes payable to such counterparties.

As of December 31, 2010 and December 31, 2009, the fair value of derivatives in a net liability position, which includes accrued interest but excludes any adjustment for nonperformance risk, related to these agreements was $222 and $42, respectively. The Company has not posted any collateral related to these derivative agreements.

The table below presents the fair value of the Company's derivative financial instruments as well as their classification on the consolidated balance sheet as of December 31, 2010 and December 31, 2009, respectively.

Tabular Disclosure of Fair Values of Derivative Instruments

	Asset Derivatives As of December 31, 2010		Liability Derivatives As of December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments under Topic 815
Interest Rate Swaps	Other current assets	$—	Accrued expenses	$—

Total derivatives designated as hedging instruments under Topic 815		$—		$—

Derivatives not designated as hedging instruments under Topic 815
Interest Rate Swaps	Other current assets	$—	Accrued expenses	$—
Foreign Currency Hedges	Other current assets	35	Accrued expenses	(257)

Total derivatives not designated as hedging instruments under Topic 815		$35		$(257)

Tabular Disclosure of Fair Values of Derivative Instruments

	Asset Derivatives As of December 31, 2009		Liability Derivatives As of December 31, 2009
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments under Topic 815
Interest Rate Swaps	Other current assets	$—	Accrued expenses	$—

Total derivatives designated as hedging instruments under Topic 815		$—		$—

Derivatives not designated as hedging instruments under Topic 815
Interest Rate Swaps	Other current assets	$—	Accrued expenses	$—
Foreign Currency Hedges	Other current assets	5	Accrued expenses	(47)

Total derivatives not designated as hedging instruments under Topic 815		$5		$(47)

Fair Value of Derivatives Under ASC Topic 820

ASC Topic 820, Fair Value Measurements and Disclosures ("Topic 820"), emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, Topic 820 establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability which are typically based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the asset or liability.

To comply with Topic 820, the Company incorporates credit valuation adjustments to appropriately reflect both its own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements. Although the Company has determined that the majority of the inputs used to value its derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with its derivatives utilized Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by itself and its counterparties. However, as of December 31, 2010 and December 31, 2009, respectively, the Company assessed the significance of the impact of the credit valuation adjustments on the overall valuation of its derivative positions and has determined that the credit valuation adjustments were not significant to the overall valuation of its derivatives. As a result, the Company determined that its derivative valuations in their entirety were classified in Level 2 of the fair value hierarchy. The Company does not have any fair value measurements using significant unobservable inputs (Level 3) as of December 31, 2010 or December 31, 2009. The table below presents the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and December 31, 2009, aggregated by the level in the fair value hierarchy within which those measurements fall.

As of December 31, 2010

Assets	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observables Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivatives	$35	$—	$35	$—

Total	$35	$—	$35	$—

Liabilities
Derivatives	$(257)	$—	$(257)	$—

Total	$(257)	$—	$(257)	$—

As of December 31, 2009

Assets	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observables Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Derivatives	$5	$—	$5	$—

Total	$5	$—	$5	$—

Liabilities
Derivatives	$(47)	$—	$(47)	$—

Total	$(47)	$—	$(47)	$—

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

7. Income Taxes

The Company utilizes the asset and liability method for accounting for income taxes in accordance with ASC Topic 740, Income Taxes ("Topic 740"). Under Topic 740, deferred tax assets and liabilities are determined based on the difference between their financial reporting and tax basis. The assets and liabilities are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company reduces its deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In making this determination, the Company evaluates all available information including the Company's financial position and results of operations for the current and preceding years, as well as any available projected information for future years.

As of September 30, 2011, the Company had a valuation allowance in place for certain of its deferred tax assets due to the Company's accumulated loss position, and its uncertainty around the future profitability in certain of its tax jurisdictions. The valuation allowance primarily relates to deferred tax assets for available net operating loss carryforwards in the United States, the United Kingdom, Canada, Germany, Sweden, France and Australia. While the Company believes it has adequately provided for its income tax assets and liabilities in accordance with the FASB income tax guidance, it recognizes that adverse determinations by taxing authorities, or changes in tax laws and regulations could have a material adverse effect on its consolidated financial position, results of operations or cash flows.

For the three and nine months ended September 30, 2011, the provision for income taxes was $3,264 and $9,711, respectively, as compared with $4,318 and $11,504 for the three and nine months ended September 30, 2010, respectively. Our effective income tax rate for the nine months ended September 30, 2011 was 62.8% as compared with our effective rate for the nine months ended September 30, 2010 of (18.5)%. Our effective income tax rate is primarily impacted by income we earn in tax paying jurisdictions relative to income we earn in non-tax paying jurisdictions. The majority of income recognized for purposes of computing our effective tax rate is earned in countries where the statutory income tax rates range from 25% to 41%; however, permanent income adjustments recorded against pre-tax earnings may result in an effective tax rate that is higher or lower than the statutory tax rate in these jurisdictions. We generate losses in certain jurisdictions for which we receive no tax benefit as the deferred tax assets in these jurisdictions (including the net operating losses) are fully reserved in our valuation allowance. For this reason, we recognize minimal income tax expense or benefit in these jurisdictions, of which the most material jurisdictions are the United States, the United Kingdom and Australia. Due to these reserves, the geographic mix of our pre-tax earnings has a direct correlation with how high or low our annual effective tax rate is relative to consolidated earnings.

As of September 30, 2011, the Company had a gross unrecognized tax benefit of $9,108. The unrecognized tax benefit decreased by approximately $179 during the nine months ended September 30, 2011 as a result of foreign currency effects, statute expirations and ongoing changes in currently reserved positions. The Company's policy is to recognize interest and penalties related to income tax matters as income tax expense, which were immaterial for the nine months ended September 30, 2011 and 2010. The tax years 2000 through 2010 remain open to examination in a number of the major taxing jurisdictions to which the Company and its subsidiaries are subject.

As discussed in Note 1, the Company emerged from Chapter 11 bankruptcy protection on May 25, 2010. The Company's review of the potential impact of the overall plan of reorganization resulted in no material change in its tax position. In December 2010, as a result of the debt reorganization, the Company provided for the impairment of a portion of the deferred tax asset related to its German federal and trade loss carryforwards; however, the impaired amount was not deemed material to the overall financial statements.

9. Income Taxes

The components of domestic and foreign income (loss) before the provision for income taxes are as follows:

	Year Ended December 31
	2010	2009	2008
U.S.	$(75,616)	$(92,453)	$29,538
Foreign	20,796	(7,223)	959

Total	$(54,820)	$(99,676)	$30,497

The components of the income tax provision (benefit) are as follows:

	Year Ended December 31
	2010	2009	2008
Current:
U.S.	$1,088	$222	$1,286
Foreign	8,564	4,509	15,563

Total current	9,652	4,731	16,849
Deferred:
U.S.	—	—	—
Foreign	8,614	7,586	(12,948)

Total deferred	8,614	7,586	(12,948)

Total provision (benefit)	$18,266	$12,317	$3,901

The tax effect of temporary differences which give rise to deferred income tax assets and liabilities are as follows:

	2010	2009
Deferred tax assets arising from:
Net operating loss carryforwards	$100,974	$72,143
Intangible assets, net	12,293	15,830
Pension and other benefit accruals	10,994	10,725
Tax credits	1,711	1,581
Investments	9,572	31,358
Other allowances and accruals, net	16,329	30,520

Total	151,873	162,157
Deferred tax liabilities arising from:
Property and equipment, net	(37,139)	(38,729)
Intangible assets, net	(2,628)	(2,839)
Foreign Income Inclusions	(22,372)	(18,398)
Other allowances and accruals, net	(1,311)	—

Total	(63,450)	(59,966)
Valuation allowance	(96,042)	(106,100)

Net deferred tax liability	$(7,619)	$(3,909)

Deferred taxes are recorded as follows in the consolidated balance sheets (in millions):

	2010	2009
Current Deferred Tax Asset, Net.	$6,138	$7,690
Current Deferred Tax Liability, Net	(149)	(499)
Noncurrent Deferred Tax Asset, Net	14,898	5,047
Noncurrent Deferred Tax Liability, Net	(28,506)	(16,147)

Net Deferred Tax Liability	$(7,619)	$(3,909)

Compliance with Topic 740 requires the Company to periodically evaluate the necessity of establishing or adjusting a valuation allowance for deferred tax assets depending on whether it is more likely than not that a related tax benefit will be recognized in future periods. In making such determination, the Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent results of operations. Because of the accumulated loss position in certain tax jurisdictions at December 31, 2010 and December 31, 2009 and the uncertainty of profitability in future periods, the Company has recorded valuation allowances as shown above for all U. S. deferred tax assets and for certain foreign deferred tax assets primarily related to net operating loss carry-forwards in Australia, Canada, Germany, Sweden, the United Kingdom and France.

We emerged from Chapter 11 bankruptcy protection on May 25, 2010. Our review of the potential impact of the overall plan of reorganization resulted in no material change in our tax position. Our balance sheet as of December 2010 reflected a deferred tax asset related to our German federal and trade loss carry-forwards of approximately $2.7 million. As a general rule, federal and trade tax loss carry forwards are subject to forfeiture if more than 50% of the shares in the corporation are directly or indirectly transferred to a new shareholder. There is a restructuring exception to this general rule; however, effective December 2010, this exception has been suspended with retroactive effect. As of December 2010, we have impaired the portion of the deferred tax asset we believe to be subject to possible forfeiture.

For 2010, the Company recognized a provision for income taxes of $18,266 as compared with $12,317 for 2009. The Company recorded income tax expense for 2010, even though it had a consolidated pre-tax loss, principally due to (i) losses that were incurred domestically and in certain foreign jurisdictions for which no corresponding tax benefit was recognized as the net operating losses that were created for tax purposes in these jurisdictions were fully reserved for book purposes, (ii) the establishment of uncertain tax reserves for certain of our foreign historical tax positions including the $3.9 million impairment of a German deferred tax asset that we believe to be subject to possible forfeiture, based on a recent tax ruling with respect to available restructuring exemption and (iii) the disallowance of certain deductions for costs incurred as part of our reorganization. The Company recorded income tax expense for 2009, even though it had a consolidated pre-tax loss, principally due to (i) losses that were incurred domestically and in certain foreign jurisdictions for which no corresponding tax benefit was recognized as the net operating losses that were created for tax purposes in these jurisdictions were fully reserved for book purposes, (ii) goodwill impairment recorded domestically and in certain foreign jurisdictions for which no corresponding tax benefit was recognized and (iii) the establishment in 2009 of valuation allowances in Canada, China and the United Kingdom.

As of December 31, 2010, the Company has pre-tax net operating loss carry-forwards for U.S. federal income tax purposes of approximately $146,066 that expire on various dates from 2026 through 2030 and federal tax credits of approximately $193 that either expire on various dates or can be carried forward indefinitely. As of December 31, 2010, there was a valuation allowance recorded with respect to these balances in the amounts of $146,066 and $193, respectively. The Company has foreign federal net operating loss carry-forwards of approximately $132,204, the majority of which can be carried forward indefinitely, and federal and provincial tax credits of approximately $1,518 that begin to expire primarily in 2015 or are carried forward indefinitely. As of December 31, 2010, there were valuation allowances recorded with respect to these balances in the amounts of $105,119 and $1,518 respectively.

Undistributed earnings of the Company's foreign subsidiaries amounted to approximately $148,259 at December 31, 2010. Those earnings are considered to be indefinitely reinvested for continued use in foreign operations except for Argentina, Brazil and Mexico. Upon distribution of those earnings in the form of dividends or otherwise, the Company may be subject to both income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the various jurisdictions. Determination of the amount of unrecognized deferred income tax liability or withholding taxes is not practicable because of the complexities associated with its hypothetical calculation; however, unrecognized foreign tax credit carry-forwards and net operating loss carry-forwards would be available to reduce some portion of the liability. Federal income taxes are provided on the portion of the income of foreign subsidiaries that is expected to be remitted to the United States and be taxable.

The Company adopted the uncertain tax provisions of Topic 740 on January 1, 2007 and, accordingly, recorded a cumulative effect increase of $3,323 to accumulated deficit, an increase of $627 to income taxes payable and an increase of $2,696 to other long-term liabilities for uncertain tax positions. On January 1, 2007, the Company had $4,126 in unrecognized tax benefits. As of the December 31, 2010, the gross amount of unrecognized tax benefits was approximately $9,287, exclusive of interest and penalties. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $8,947 would benefit the effective tax rate. As of December 31, 2009, the gross amount of unrecognized tax benefits was approximately $5,023, exclusive of interest and penalties. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $4,737 would benefit the effective tax rate. The Company's unrecognized tax benefits increased approximately $4,264 and $200 during the years ended December 31, 2010 and 2009, respectively. During the next twelve months, we estimate $0.4 million of our gross unrecognized tax benefit will reverse due to expiration of statutes. Of this balance, approximately $0.4 million would benefit the effective tax rate. We regularly evaluate, assess and adjust the related liabilities in light of changing facts and circumstances, which could cause the effective tax rate to fluctuate from period to period.

The tax years 1999 through 2010 remain open to examination by the major taxing jurisdictions to which the Company and its subsidiaries are subject. There are currently no U.S. Federal or state audits or examinations underway. In May 2009, we concluded an audit relating to our German subsidiaries for tax years 1999 through 2002. No further adjustments not previously recorded were required in the year ended December 31, 2009 as a result of this settlement. In 2010, the German tax authorities initiated an audit of our German entities for the tax years 2004 through 2007. For certain of our German entities under audit, we reached an agreement with the tax authorities for issues identified as a result of this audit, and in September 2010, we accrued for any taxes due as a result of this agreement. For the remaining German entities being audited, the audit is still in the initial information gathering stages. In November 2010, we concluded an audit relating to our Canadian subsidiary for tax years 2005 through 2007, and established a reserve in December 2010 to account for the resolution of this audit. The Company believes that there are no jurisdictions in which the outcome of unresolved issues or claims is likely to be material to its results of operations, financial position or cash flows. The Company further believes that it has made adequate provision for all income tax uncertainties.

A reconciliation of the balances of the unrecognized tax benefits is as follows:

	2010	2009
Balance as of January 1	$5,023	$4,831
Gross decreases—tax positions in prior period due to settlements	(215)	(642)
Gross increases—tax positions in prior period-other	524	—
Gross decreases—related to lapse in statute of limitations	(565)	(206)
Gross increases—tax positions in current period	4,520	953
Currency effects	—	87

Balance at December 31	$9,287	$5,023

The Company's policy is to recognize interest and penalties related to income tax matters as income tax expense and accordingly, the Company recorded approximately $328 and $500 for interest and penalties during the years ended December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company recorded accrued interest and penalties related to uncertain tax positions of approximately $2,733 and $2,300, respectively.

The provision for income taxes differs from the amount computed by applying the U.S. statutory tax rate (35%) to income before income taxes, due to the following:

	Year Ended December 31
	2010	2009	2008
Book income (loss) at U.S. 35% statutory rate	$(19,187)	$(34,874)	$10,674
State income and other taxes due, net of federal benefit	1,710	955	465
Foreign tax rate differential	374	(7,137)	(336)
Dividends and other foreign income, net of foreign tax credits	7,975	721	3,813
Change in valuation allowance	(10,272)	24,418	(19,543)
Deferred gain on intercompany transaction	—	—	5,570
Tax rate changes	124	41	3,625
Tax credits and refunds	(424)	(714)	(451)
Goodwill	(2,825)	25,985	(2,778)
Change in tax reserves	4,606	1,125	(24)
Provision to return adjustments	29,408	(124)	—
Other, net	400	1,921	2,886
Financing costs	6,377	—	—

Total	$18,266	$12,317	$3,901

Pensions, Other Postretirement And Postemployment Obligations And Benefits	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Pensions, Other Postretirement And Postemployment Obligations And Benefits [Abstract]
Pensions, Other Postretirement And Postemployment Obligations And Benefits

8. Pensions, Other Post-retirement and Post-employment Benefits

The Company accounts for its pensions, other post-retirement and post-employment benefit plans in accordance with ASC Topic 715, Compensation—Retirement Benefits ("Topic 715"). The Company has defined benefit pension plans covering substantially all of its U.S. and Canadian employees and employees of certain subsidiaries in other countries. Benefits are generally based on the employee's years of service and compensation. These plans are funded in conformity with the funding requirements of applicable government regulations. The Company has post-employment plans in various countries which consist primarily of payments to be made to employees upon termination of employment, as defined, and are accrued according to local statutory laws in the respective countries. The Company also sponsors various unfunded defined contribution plans that provide for retirement benefits to employees, some in accordance with local government requirements. The Company also maintains a funded retirement savings plan for U.S. employees which is qualified under Section 401(k) of the U.S. Internal Revenue Code. The plan allows eligible employees to contribute up to 15% of their compensation (plus catch-up contributions for participants over age 50), with the Company matching 200% of the first 1% of employee compensation and 100% of the next 4% of employee compensation. During the first quarter of 2009, the Company had suspended the plan, but reinstated it in 2010. The following represents the approximate matching contribution expense for the three and nine months ended September 30, 2011 and 2010:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Matching contribution expense	$430	$401	$1,310	$1,244

As required by Topic 715, the following tables summarize the components of net periodic benefit cost:

Defined Benefit Plans

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Service cost	$679	$953	$2,090	$2,857
Interest cost	1,939	1,641	5,968	5,026
Expected return on plan assets	(1,413)	(1,001)	(4,350)	(3,009)
Amortization of prior service cost	4	4	12	11
Amortization of net loss	355	196	1,093	559

Net periodic benefit cost	$1,564	$1,793	$4,813	$5,444

10. Pensions, Other Postretirement and Postemployment Obligations

Pension Plans

The Company has defined benefit pension plans covering substantially all of its U.S. and Canadian employees, and employees of certain subsidiaries in other countries. Benefits are generally based on the employees' years of service and compensation. These plans are funded in conformity with the funding requirements of applicable government regulations.

The Company also provides additional unfunded supplemental retirement benefits to two of its officers and certain other former employees, which have been included in the benefit costs below.

Postretirement Plans

In addition to defined benefit pension plans, the Company sponsors various unfunded defined contribution plans that provide for retirement benefits to employees, some in accordance with local government requirements.

Also, the Company had sponsored an unfunded plan that offered the opportunity to obtain health insurance benefits to a certain group of retired U.S. employees and their covered dependents and beneficiaries. A portion of this plan was contributory, with retiree contributions adjusted periodically, as well as other cost-sharing features, such as deductibles and coinsurance. Eligibility varied according to date of hire, age and length of service. Certain retirees also have a life insurance benefit provided at no cost.

During the third quarter of 2008, the Company made and communicated the following decisions related to certain of its U.S. pension plans, postretirement benefit plans and 401(k) plans:

a)

Freezing benefit pension accruals under its Pension Plan for U.S. Salaried and Non-Union Hourly Employees (the "Pension Plan") effective December 31, 2008 so that future service beyond December 31, 2008 is not to be credited under the Pension Plan. Employees who were vested as of December 31, 2008 are entitled to their benefit earned as of December 31, 2008. Current employees who were not vested as of December 31, 2008 are entitled to their benefit earned as of December 31, 2008 upon five years of continuous employment from date of hire.

b)	No longer sponsoring or funding, as of December 31, 2008, its U.S. retiree health insurance program under which the Company offered health insurance benefits to a certain group of retired U.S. employees and their covered dependents and beneficiaries.

c)	Increasing its 401(k) plan match in the United States from 4% of eligible compensation to 6% as of January 1, 2009. Subsequently, in February, 2009 the Company announced that it will not implement this increase and instead will suspend the employer match until further notice. In January 2010, the Company announced that the increase will be implemented for 2010.

As a result of the decision to freeze benefits under the Pension Plan and to terminate the sponsorship of its U.S. retiree health insurance program, the Company recorded the following, in accordance with the applicable accounting literature: (i) pre-tax curtailment/settlement gains of $39,968 in its income statement during the quarter ended September 30, 2008, (ii) a decrease in its pension and postretirement liability of $31,951 as of September 30, 2008 and (iii) a charge to Other Comprehensive Income of $8,017. The above amounts also include a loss of $201 as a result of the settlement of one of the Company's Canadian pension plans.

In accordance with the provisions of ASC Topic 715-20-50, Compensation—Retirement Benefits ("Topic 715"), the measurement date for defined benefit plans outside the U.S. is December 31 for the years ended December 31, 2010, 2009 and 2008.

Postemployment Obligations

The Company has postemployment plans in various countries and accounts for these plans in accordance with Topic 715. The Company's postemployment obligations consist primarily of payments to be made to employees upon termination of employment, as defined, and are accrued according to local statutory laws in the respective countries. The Company's obligation for postemployment benefits amounted to $1,992 and $2,534 as of December 31, 2010 and 2009, respectively.

Benefit Obligations and Plan Assets

A summary of the changes in benefit obligations and plan assets as of December 31, 2010 and 2009 is presented below.

	Defined Benefit Plans		Other Postretirement Benefit Plans
	2010	2009	2010	2009
Change in benefit obligation
Benefit obligation at beginning of year	$133,097	$114,410	$558	$883
Service cost	3,570	2,986	—	—
Interest cost	6,843	6,718	62	84
Plan participants' contributions	109	111	—	—
Actuarial (gain) loss	7,783	11,938	(2)	(6)
Currency translation impact	(2,844)	6,325	—	—
Curtailment/settlement gain	(32)	(1,250)	—	—
Administrative expenses paid	(215)	(379)	—	—
Benefits paid	(7,814)	(7,762)	(20)	(403)

Benefit obligation at end of year	$140,497	$133,097	$598	$558

	Defined Benefit Plans		Other Postretirement Benefit Plans
	2010	2009	2010	2009
Change in plan assets
Fair value of plan assets at beginning of year	$61,312	$47,141	$—	$—
Actual return on plan assets	7,063	9,975	—	—
Employer contributions	9,899	8,276	—	—
Plan participants' contributions	109	111	—	—
Administrative expenses paid	(215)	(379)	—	—
Currency translation impact	(270)	3,950	—	—
Benefits paid	(7,814)	(7,762)	—	—

Fair value of plan assets at end of year	$70,084	$61,312	$—	$—

Funded status (1)	$(70,413)	$(71,785)	$(598)	$(558)

(1)	In accordance with Topic 715, $3,591 and $4,225 of this amount is recorded in accrued expenses as of December 31, 2010 and 2009, respectively.

All of the Company's pension plans that comprise the pension obligation amounts above, have a projected benefit obligation equal to or in excess of plan assets as of the years ended December 31, 2010 and 2009. The accumulated benefit obligation was $131,884 and $125,591 as of the years ended December 31, 2010 and 2009, respectively.

Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

	December 31
	2010	2009
Projected benefit obligation	$140,497	$133,097
Accumulated benefit obligation	131,884	125,591
Fair value of plan assets	70,084	61,312

Components of Net Periodic Benefit Cost

	Defined Benefit Plans			Other Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
Service cost	$3,570	$2,986	$5,601	$—	$—	$489
Interest cost	6,843	6,718	6,985	26	84	1,364
Expected return on plan assets	(4,409)	(3,792)	(5,138)	—	—	—
Amortization of prior service cost	15	38	106	—	—	(418)
Amortization of net (gain) loss	982	1,230	666	(7)	(4)	(62)
Curtailment (gain) loss	126	282	(3,451)	—	—	(36,517)

Net periodic benefit cost	$7,127	$7,462	$4,769	$19	$80	$(35,144)

For defined benefit plans, the estimated net loss and prior service cost to be amortized from accumulated other comprehensive loss during 2011 is expected to be $1,268 and $14 respectively.

	Defined Benefit Plans		Other Postretirement Benefit Plans
	2010	2009	2010	2009
Additional Information
Change in funded status included in accumulated other comprehensive loss, net of tax	$(3,609)	$(2,244)	N/A	N/A

Assumptions

Weighted-average assumptions used to determine benefit obligations at December 31 are as follows:

	Defined Benefit Plans		Other Postretirement Benefit Plans
	2010	2009	2010	2009
Discount rate	5.16%	5.57%	4.50%	5.00%
Rate of compensation increase	3.78	3.81	—	—

Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31 are as follows:

	Defined Benefit Plans		Other Postretirement Benefit Plans
	2010	2009	2010	2009
Discount rate	5.57%	5.99%	5.00%	6.00%
Expected long-term return on plan assets	7.16	7.50	—	—
Rate of compensation increase	3.81	3.82	—	—

Plan Assets

The percentage of fair value of total plan assets for funded plans are invested as follows:

	Plan Assets at December 31
Asset Category	2010	2009
Marketable equities	65%	61%
Fixed income securities	35	39

Total	100%	100%

The Company's plan assets are invested in the U.S., the United Kingdom ("UK") and Canada. Plan asset investments are accounted for at cost on the trade date and are reported at fair value. Canadian plan assets totaling $19,009 are classified as Level 2 within the fair value hierarchy. All other plan assets totaling $51,075 are classified as Level 1. In general, plan assets are exposed to various risks, such as interest rate risk, credit risk, and overall market volatility. Due to the level of risk associated with certain investments, it is reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect the amounts reported in the plan assets. The investment objective of the plans is to maximize the return on plan assets over a long time horizon, while meeting the plan obligations. Investment risk is substantially reduced by diversification of investments within particular asset classes. The expected future rate of return on plan assets is based on historic performance of bonds and equities and the higher returns expected by equity-based capital relative to debt capital. The agreements with the fund managers include a number of restrictions which are designed to ensure that only suitable investments are held. Generally, investment performance is provided to and reviewed by the Company on a quarterly basis. If any changes take place in the legal, regulatory or tax environment which impact the investment of the portfolios or the investment returns, the fund manager is expected to notify the Company immediately and to advise on their anticipated impact.

Details relating to the Company's plan assets are as follows:

U.S. Plan Assets: Approximately 86% of the Company's plan assets are invested in the U.S., of which 56% are invested in marketable equity securities and 44% are invested in fixed income securities managed by the fund manager. This allocation is in accordance with the strategic allocation adopted by the Company's pension committee comprising of approximately 60% equity investment and 40% bond investment.

UK Plan Assets: Approximately 62% of the Company's plan assets are invested in the UK, of which 40% are invested in marketable equity securities and 60% are invested in fixed income securities managed by the fund manager. The trustees of the UK pension plan have adopted a strategic allocation comprising of 60% equity investment and 40% bond investment. The allocation of equity investments between UK domestic and UK foreign equities is 40% and 60%, respectively and the fixed income bond investment is allocated equally between government and corporate bonds in the UK. Investment risk is substantially reduced by diversification of investments and accordingly, assets are invested 60% in the fund manager's Global Equity Index Fund, 20% in the Over 15 Year Gilts Index Fund (20%) and 20% in the AAA-AA-A Bonds Over 15 Year Index Fund . The majority of the Plan liabilities are linked to price and salary inflation. The policy is therefore to invest the majority of the assets in investments which are expected to exceed price inflation and general salary growth over long periods.

Canadian Plan Assets: Approximately 25% of the Company's plan assets are invested in Canada, of which 68% are invested in marketable equity securities and 32% are invested in fixed income securities managed by the fund manager. The Company's pension committee has adopted a strategic allocation comprising of approximately 65% equity investment and 35% bond investment. The target allocation of equity investments between Canadian domestic and Canadian foreign equities is approximately 50% each. As of December 31, 2010, assets were invested 86% in the fund manager's Balanced Pension Trust Series O and 14% in the U.S. Pooled Pension Fund Series O. Investments are made with due consideration for the overall funds' risk and expected return.

Contributions

The Company expects to make contributions and direct benefit payments of approximately $7,722 (unaudited) under its defined benefit plans in 2011.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Defined Benefit Plans	Other Postretirement Benefit Plans
2011	$6,945	$58
2012	6,422	57
2013	6,696	55
2014	7,237	54
2015	7,442	51
Years 2016–2019	37,397	219

The Company also maintains a funded retirement savings plan for U.S. employees which is qualified under Section 401(k) of the U.S. Internal Revenue Code. During 2008, the plan allowed eligible employees to contribute up to 15% of their compensation (plus catch-up contributions for participants over age 50), with the Company matching 100% of up to the first 4% of employee compensation. The Company suspended the matching contribution in February 2009 but for 2010 removed the suspension and enhanced the match to 200% of the first 1% of employee compensation and 100% of the next 4% of employee compensation. Costs associated with the Plan are charged to the consolidated statements of operations and amounted to $1,656, $256 and $1,169 for the years ended December 31, 2010, 2009 and 2008, respectively.

Comprehensive Income (Loss) And Accumulated Other Comprehensive Income (Loss)	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Comprehensive Income (Loss) And Accumulated Other Comprehensive Income (Loss) [Abstract]
Comprehensive Income (Loss) And Accumulated Other Comprehensive Income (Loss)

9. Comprehensive Income (Loss) and Accumulated Other Comprehensive Income (Loss)

Comprehensive income (loss) for the three and nine months ended September 30, 2011 and 2010 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net income (loss)	$3,488	$(3,656)	$5,758	$(73,824)
Foreign currency translation adjustments	(22,906)	11,521	(10,429)	4,333
Pension liability changes under Topic 715	1,481	(757)	656	312
Change in value of derivative instruments	(438)	1,936	(438)	7,576

Comprehensive (loss) income	$(18,375)	$9,044	$(4,453)	$(61,603)

The components of accumulated other comprehensive income (loss) are as follows:

	Foreign Currency Translation Adjustment	Pension Liability Changes Under Topic 715	Change in Value of Derivative Instruments	Accumulated Other Comprehensive Income Gain (Loss)
Balance at December 31, 2010	$25,007	$(27,384)	$—	$(2,377)
Current period change, net of tax	(10,429)	656	(438)	(10,211)

Balance at September 30, 2011	$14,578	$(26,728)	$(438)	$(12,588)

11. Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Foreign Currency Translation Adjustment	Pension Liability Changes Under Topic 715	Change in Value of Derivative Instruments	Accumulated Other Comprehensive Income (Loss)
Balance at December 31, 2007	$29,663	$(2,024)	$—	$27,639
Current year change	(23,772)	(19,507)	(13,859)	(57,138)

Balance at December 31, 2008	5,891	(21,531)	(13,859)	(29,499)
Current year change	16,488	(2,244)	4,138	18,382

Balance at December 31, 2009	22,379	(23,775)	(9,721)	(11,117)
Current year change	2,628	(3,609)	9,721	8,740

Balance at December 31, 2010	$25,007	$(27,384)	$—	$(2,377)

Comprehensive loss for years ended December 31, 2010, 2009 and 2008 is as follows:

	2010	2009	2008
Net income (loss)	$(73,086)	$(111,993)	$26,596
Foreign currency translation adjustments	2,628	16,488	(23,772)
Pension liability changes under Topic 715	(3,609)	(2,244)	(19,507)
Change in value of derivative instruments	9,721	4,138	(13,859)

Comprehensive loss	$(64,346)	$(93,611)	$(30,542)

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

12. Commitments and Contingencies

The Company is involved in various legal matters, which have arisen in the ordinary course of business as a result of various immaterial labor claims, taxing authority reviews and other legal matters. As of September 30, 2011, the Company accrued an immaterial amount in its financial statements for these matters for which the Company (1) believed the possibility of loss was either probable or possible, and (2) was able to estimate the damages. The Company does not believe that the ultimate resolution of these matters will have a material adverse effect on its financial position, results of operations or cash flow.

The Company believes that any additional liability in excess of amounts provided which may result from the resolution of legal matters will not have a material adverse effect on the financial condition, liquidity or cash flow of the Company.

12. Commitments and Contingencies

Leases

The Company leases office buildings, vehicles, and computer equipment for its worldwide operations. Minimum rent is expensed on a straight-line basis over the term of the leases. These leases expire at various dates through 2052. The Company's largest single lease commitment is a facility lease in Austria that expires in 2023 with aggregate future minimum rental payments due of approximately $5,000 at December 31, 2010. At December 31, 2010, future minimum rental payments due under non-cancelable leases were as follows:

2011	$4,832
2012	4,119
2013	3,431
2014	2,447
2015	1,765
Thereafter	5,490

Total minimum operating lease payments	$22,084

Operating lease rental expense was $5,122, $6,053 and $6,363 during the years ended December 31, 2010, 2009 and 2008, respectively. In November 2008, the Company entered into an agreement to buy out a portion of its remaining facility lease in Youngsville, North Carolina for $616 which was included in restructuring and impairments expense for the year ended December 31, 2008.

Collective Bargaining and Union Agreements

Approximately 71% of the Company's employees are subject to various collective bargaining agreements or are members of trade unions, predominantly outside of the United States. Approximately 33% of these employees are covered by agreements that expire during 2011.

Legal Proceedings

The Company is involved in various legal matters, which have arisen in the ordinary course of business. The Company does not believe that the ultimate resolution of these matters will have a material adverse effect on its financial position, results of operations or cash flow.

Environmental Matters

The Company's operations and facilities are subject to a number of national, state and local laws and regulations protecting the environment and human health in the United States and foreign countries that govern, among other things, the handling, storage and disposal of hazardous materials, discharges of pollutants into the air and water and workplace safety. Because of our operations, the history of industrial uses at some of our facilities, the operations of predecessor owners or operators of some of the businesses, and the use and release of hazardous substances at these sites, the liability provisions of environmental laws may affect us. Except as stated below, the Company is not aware of any material unasserted claims and any potential material liability from those claims.

During the third quarter of 2008, the Company, while evaluating its facility in Australia, discovered the possibility of contamination at the facility. Subsequently the Company had a preliminary evaluation performed, which confirmed the existence of contamination and estimated preliminary costs to remediate this facility. Based upon this evaluation, the Company accrued $4,100 in 2008 as its best estimate of the remediation costs it expected to incur. This amount was included in accrued expenses on the December 31, 2008 Consolidated Balance Sheet. Phase II assessment of the groundwater contamination performed for the Company during the second quarter of 2009 indicated the costs to remediate the contamination would be significantly less than originally estimated and accordingly, the Company reduced the accrual by $3,400 during the second quarter of 2009 based on this assessment. At the end of the second quarter of 2010, the Company entered into a contingent purchase and sale agreement with a third party whereby the third party could purchase the Australian facility after two years from the date of the purchase and sale agreement. Under the terms of the purchase and sale agreement, the environmental liability would transfer to the third party at the time of such purchase.

The Company believes that any additional liability in excess of amounts provided which may result from the resolution of such matters will not have a material adverse effect on the financial condition, liquidity or cash flow of the Company.

Stock-Based Compensation And Stockholders' Equity (Deficit)	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stock-Based Compensation And Stockholders' Equity (Deficit) [Abstract]
Stock-Based Compensation And Stockholders' Equity (Deficit)

13. Stock-Based Compensation and Stockholders' Equity

The Company records stock-based compensation expense in accordance with ASC Topic 718, Accounting for Stock Compensation and has used the straight-line attribution method to recognize expense for time-based RSUs and DSUs. The Company recorded stock-based compensation expense during the three and nine months ended September 30, 2011 and 2010 as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
RSU and DSU Awards (1)	$634	$568	$1,942	$3,173
Management Incentive/Performance Award Programs (2)	(462)	1,500	311	1,500
Stock Awards (3)	—	—	—	825

Total	$172	$2,068	$2,253	$5,498

(1)	Related to restricted stock units and deferred stock units awarded in and prior to 2011. In 2010, in connection with the reorganization, certain performance-based restricted stock unit plans were accelerated, and resulted in the recognition of approximately $1.7 million in additional stock compensation.
(2)	For 2011, the amount represents the estimated value of RSU awards to be made under the 2011 Management Incentive Compensation Program (the "2011 MIC"), which was approved by the Company's Board of Directors on March 15, 2011. This amount decreased from the second quarter of 2011, reflecting estimated operating results for 2011 at September 30, 2011. For 2010, the amount represents the estimated value of RSU awards to be made under the 2010 Management Incentive Compensation Program (the "2010 MIC"), which was approved by the Company's Board of Directors on September 22, 2010. See further discussion below.
(3)	For 2010, the amount represents a total of 39,764 shares of common stock that were sold to Mr. Stephen Light, the Company's Chairman, President and Chief Executive Officer, on January 5, 2010.

Summary of Activity under the Long-Term Incentive Plans

On September 22, 2010, the Board approved the Company's 2010-2012 Long-Term Incentive Plan (the "2010 LTIP") under the 2010 Equity Incentive Plan (the "2010 Plan"). Awards under the 2010 LTIP are both time-based and performance-based. Awards will be paid in the form of restricted stock units or shares of common stock of the Company, as described below. Time-based awards under the 2010 LTIP were approved in the form of 122,260 time-based restricted stock units granted on October 29, 2010 under the Company's 2010 Plan. As of March 31, 2011, 43,651 time-based restricted stock units vested in accordance with the 2010 LTIP and were converted to common stock, with the remaining 78,609 time-based restricted stock units to vest in equal installments on March 31, 2012 and March 10, 2013. These will be converted into shares of common stock as they vest. Performance-based awards under the 2010 LTIP will vest (a) if the participant remains continuously employed with the Company through December 31, 2012 and (b) on a sliding scale ranging from 0% to 110% if the Company's results fall between 80.1% and 110% of the specified three-year cumulative Adjusted EBITDA target as adjusted to reflect currency exchange rate fluctuations relative to the U.S. Dollar. Vested stock units will convert into shares of the Company's common stock after the close of the three-year performance period ended December 31, 2012.

On March 15, 2011, the Board approved the Company's 2011-2013 Long-Term Incentive Plan (the "2011 LTIP") under the 2010 Plan. Awards under the 2011 LTIP are both time-based and performance-based. Awards will be paid in the form of restricted stock units or shares of common stock of the Company, as described below. Time-based awards under the 2011 LTIP were approved in the form of 9,252 time-based restricted stock units granted on March 15, 2011 under the Company's 2010 Plan. These time-based restricted stock units will vest in equal installments on March 31, 2012, March 31, 2013 and March 31, 2014, and will be converted into shares of common stock as they vest. Performance-based awards under the 2011 LTIP were approved in the form of 17,183 performance-based restricted stock units and will vest (a) if the participant remains continuously employed with the Company through December 31, 2013 and (b) on a sliding scale ranging from 0% to 110% if the Company's results fall between 80.1% and 110% of the specified three-year cumulative Adjusted EBITDA target as adjusted to reflect currency exchange rate fluctuations relative to the U.S. Dollar. Vested stock units will convert into shares of the Company's common stock after the close of the three-year performance period ended December 31, 2013.

Summary of Activity under the MIC Plans

On September 22, 2010, the Board approved the 2010 MIC, which was an amendment and restatement of the Company's Performance Award Program for 2010. Under the 2010 MIC, payouts were determined by the Company's performance against a specified Adjusted EBITDA metric for the 2010 fiscal year. Fifty percent of the 2010 MIC award earned was paid in cash of $2.5 million in March 2011 and fifty percent was paid in the form of approximately 164,000 restricted stock units in June 2011, based on an average per-share price within a collar. The 2010 MIC awards were paid out based on a sliding scale ranging from 35% if the metric is achieved at 95% of target up to 200% if the metric is achieved at 125% of target. The Adjusted EBITDA metric was adjusted to reflect currency fluctuations relative to the U.S. Dollar.

On March 15, 2011, the Board approved the 2011 Management Incentive Plan ("2011 MIC"). Under the 2011 MIC, eighty percent of the payouts will be determined by the Company's performance against a specified Adjusted EBITDA metric for the 2011 fiscal year. The Adjusted EBITDA metric will be adjusted to reflect currency fluctuations relative to the U.S. Dollar. The remaining twenty percent of the payouts will be based on specified net sales targets, and will be adjusted to reflect currency fluctuations relative to the U. S. Dollar. The 2011 MIC awards will be paid out based on a sliding scale ranging from 35% if the metric is achieved at 95% of target up to 200% if the metric is achieved at 120% of target. Fifty percent of any 2011 MIC award earned will be paid in cash and fifty percent is expected to be paid in the form of common stock based on an average per-share price within a collar.

Summary of Activity under the Directors' Deferred Stock Unit Plan

On March 15, 2011, the Board approved a new compensation plan for non-management directors (the "2011 DSU Plan"). Under this plan, each director is to receive an annual retainer of $112, to be paid on a quarterly basis in arrears beginning with the quarter ended June 30, 2011. Half of the annual retainer is payable in deferred stock units ("DSUs"), with the remaining half payable in cash. The non-management directors were awarded an aggregate 9,359 DSUs under the 2011 DSU Plan for service during the quarter ended September 30, 2011. In addition, in accordance with the 2011 DSU Plan, 6,685 DSUs were settled in Common Stock on October 4, 2011.

13. Stock-Based Compensation and Stockholders' Equity (Deficit)

As discussed in Note 1, the Company had an effective 20 to 1 reverse split of its Old Common Stock; accordingly the effect of the split has been reflected retroactively for all periods presented.

The Company records stock-based compensation expense in accordance with Topic 718 and has used the straight-line attribution method to recognize expense for time-based RSUs granted after December 31, 2005. The Company recorded stock-based compensation expense during the three years ended December 31, 2010, 2009 and 2008 as follows:

	For the Years ended December 31,
	2010	2009	2008
RSU and Stock Option Awards (1)	$4,018	$2,305	$1,289
Management Incentive/Performance Award Programs (2)	2,467	—	2,986
Stock Awards (3)	825	94	—

Total	$7,310	$2,399	$4,275

(1)	Related to restricted stock units awarded in and prior to 2010 and stock options awarded to certain non-employee directors on the Effective Date. See further discussion below.
(2)	For 2010, the amount represents the estimated value of stock awards to be made under the 2010 Management Incentive Compensation Program (the "2010 MIC"), which was approved by the Company's Board of Directors on September 22, 2010. See further discussion below. For 2009, no amounts were expensed related to the 2009 Performance Award Program, which was approved by the Company's Board of Directors on March 10, 2009, as the underlying targets for 2009 were not achieved. For 2008, amount represents the approval by the Company's Board of Directors on March 10, 2009 of the issuance of 201,741 shares of common stock to eligible participants under the Company's performance award program for 2008. After withholding shares of common stock to satisfy minimum tax withholding requirements, a net number of 128,206 shares was issued to the eligible participants on March 11, 2009.
(3)	For 2010, amount represents a total of 39,764 shares of common stock that were sold to Mr. Stephen Light, the Company's Chairman, President and Chief Executive Officer on January 5, 2010. See further discussion below. For 2009, represents the value of 3,000 shares of the Company's common stock awarded to Mr. David Maffucci on June 8, 2009 in connection with his appointment as the Company's Executive Vice President and Chief Financial Officer.

The related tax impact on stock-based compensation was a tax benefit of $232, $118 and $411 for the years ended December 31, 2010, 2009 and 2008.

2010 Equity Incentive Plan

Pursuant to the plan of reorganization as discussed in Note 1, the Company adopted the 2010 Equity Incentive Plan (the "2010 Plan") on the Effective Date. The 2010 Plan provides for the grant of awards consisting of any or a combination of stock options, stock appreciation rights, restricted stock, unrestricted stock or stock unit awards.

Shares Reserved for Awards

The maximum number of shares that may be delivered under or in satisfaction of awards under the 2010 Plan is 463,525 shares of New Common Stock, provided, however, that to the extent that equity incentive awards granted prior to the Effective Date pursuant to the Company's 2005 Equity Incentive Plan, as amended, or employment agreements with the Company's senior management do not vest on or after the Effective Date in accordance with their terms, the number of shares of New Common Stock reserved pursuant to the Plan with respect to such unvested awards shall be added to the number of shares of New Common Stock that may be delivered under the 2010 Plan. The number of shares deliverable under the 2010 Plan is subject to adjustment in the case of stock dividends and other transactions affecting the New Common Stock.

2005 Equity Incentive Plan

Effective May 19, 2005, the Company adopted the 2005 Equity Incentive Plan (the "2005 Plan"), under which the Board of Directors authorized 125,000 shares for grant (subsequently increased to 375,000 at the Company's Annual Meeting of Stockholders on August 6, 2008).

Summary of Activity Under the 2010 Plan and the 2005 Plan

Long-Term Incentive Program

On September 22, 2010, the Board approved the Company's 2010-2012 Long Term Incentive Plan (the "LTIP") under the 2010 Plan. Awards under the LTIP are both time-based and performance-based. Awards will be paid in the form of restricted stock units or shares of common stock of the Company, as described below.

Time-based awards under the LTIP were approved in the form of 126,980 time-based restricted stock units and granted on September 22, 2010 under the Company's 2010 Plan. These time-based restricted stock units will vest in equal installments on March 31, 2011, March 31, 2012, and March 10, 2013, and will be converted into shares of common stock as they vest.

Performance-based awards under the LTIP under the LTIP were approved in the form of 235,820 performance-based restricted stock units and granted on September 22, 2010 under the Company's 2010 Plan. These performance-based restricted stock units will vest at December 31, 2012, if (a) if the participant remains continuously employed with the Company through December 31, 2012 and (b) on a sliding scale ranging from 0% to 110% if the Company's results fall between 80.1% and 110% of the specified three-year cumulative Adjusted EBITDA target as adjusted to reflect currency exchange rate fluctuations relative to the U.S. Dollar. Vested stock units will be converted into shares of the Company's common stock after the close of the three-year performance period. At December 31, 2010, management determined that it was probable that the specified three-year cumulative Adjusted EBITDA target as adjusted to reflect currency exchange rate fluctuations relative to the U.S. Dollar would be achieved, and accordingly recorded approximately $294 in compensation expense. As all shares do not vest until December 31, 2012, no shares were issued as of December 31, 2010.

2010 MIC

On September 22, 2010 the Board approved an amendment and restatement of the Company's Performance Award Program for 2010 ("2010 MIC"). Under the amended plan, payouts are determined by the Company's performance against a specified Adjusted EBITDA metric for the 2010 fiscal year. Fifty percent (50%) of any 2010 MIC award earned will be paid in cash and 50% is expected to be paid in the form of RSUs under the Company's 2010 Plan based on an average per-share price within a collar. 2010 MIC awards will be paid out based on a sliding scale ranging from 35% if the metric is achieved at 95% of target up to 200% if the metric is achieved at 125% of target. The Adjusted EBITDA metric will be adjusted to reflect currency fluctuations relative to the U.S. Dollar. The awards will be fully vested at the grant date and are payable in Common Stock 90 days later. At December 31, 2010, management determined that the performance against the specified Adjusted EBITDA target as adjusted to reflect currency exchange rate fluctuations relative to the U.S. Dollar was met, and recorded approximately $5.0 million compensation expense, of which $2.5 million is included in accrued liabilities and $2.5 million is included in additional paid in capital in the Consolidated Balance Sheet at December 31, 2010. In accordance with the 2010 MIC agreement, the Company anticipates issuing approximately 164,000 shares of common stock prior to any withholdings for taxes in the second quarter of 2011.

Directors' Deferred Stock Unit Plan

On September 22, 2010, the Board approved a new compensation plan for non-management directors (the "DSU Plan"). Under this plan, each director will receive an annual retainer of $95, to be paid on a quarterly basis in arrears beginning with the quarter ended September 30, 2010. Half of the annual retainer is payable in deferred stock units ("DSUs"), with the remaining half payable in cash, unless the director irrevocably elects to receive the remaining half in DSUs. The non-management directors were awarded an aggregate of 9,873 DSUs under the DSU Plan for service during the year ended December 31, 2010.

Non-employee Director RSU Awards

Awards to non-employee directors vest immediately under the 2005 Plan and the underlying shares will be issued to the director upon termination of service as a member of the Board or a change in control, as defined in the 2005 Plan. Annually during 2005, 2006 and 2007, the non-employee directors were granted 625 RSUs in the aggregate. In July 2008, they also were granted 2,441 RSUs in the aggregate. On June 9, 2009 the non-employee directors were granted 11,236 RSUs in the aggregate. These RSUs were fully vested on the grant date, provided however, that if a director ceases to serve as a member of the Board for any reason other than as a result of a change in control (as defined in the 2005 Plan) prior to the 2010 Annual Meeting of stockholders, the director will forfeit a pro rata portion of the award. This forfeiture provision was subsequently modified in connection with the Company's Chapter 11 reorganization (see Note 1) so that the directors departing from the Board as a consequence of the Chapter 11 reorganization would not forfeit restricted stock units as a result. On August 4, 2009, Board members who served as non-employee directors during the year prior to the 2009 Annual Meeting of Stockholders were awarded 11,097 RSUs in the aggregate that vested immediately.

Additionally, as of the Effective Date, the two continuing non-employee members of the Board were granted an aggregate of 5,977 stock options with an exercise price of $20.80. These stock options vested immediately and have a four-year term.

Warrants

In connection with reorganization, the holders of the Company's Old Common Stock also received warrants to purchase an aggregate of 1,663,760 shares of New Common Stock (the "Warrants"), representing approximately 0.0324108 Warrants for each share of Old Common Stock. The Warrants are exercisable for a term of four years from the issue date at an exercise price of $19.55 per share of New Common Stock. The exercise price was determined in accordance with a formula based on the final amount of allowed claims of the Lenders.

Performance-based RSU Awards

On May 16, 2007, the Company granted 37,144 performance-based RSUs to certain officers and employees of the Company. Generally, to earn common stock under these performance-based RSUs, defined shareholder return targets must be met over the four years following the grant date and the grantee must be employed by the Company through May 16, 2011. On August 6, 2008, the Company granted 21,650 performance-based RSU awards (based on shareholder return targets) and at various dates during 2009, the Company granted 51,173 performance-based RSU awards to certain employees, specifically 47,348 and 1,875 RSU awards to its chief executive officer and chief financial officer, respectively. Generally, to earn common stock under the performance-based RSUs granted in 2008 and 2009, defined shareholder return targets must be met over the three years following January 3, 2008 and the grantee must be employed by the Company through January 3, 2011.

On December 24, 2009, the Compensation Committee of the Company's Board of Directors approved an amendment to the terms of all performance-based restricted stock units of the Company outstanding on December 24, 2009. The amendment provides that upon completion of a successful debt restructuring of the Company, as defined, which shall constitute a new performance criterion, such performance-based restricted stock units shall vest and settle in full. The Compensation Committee determined that this new performance criterion would be met and vesting would occur on the date the Plan is confirmed by the Bankruptcy Court (the "Confirmation Date"). The Confirmation Date occurred on May 12, 2010 and 43,854 shares of common stock underlying 71,571 performance-based RSUs were issued on that date; the remaining 27,717 shares underlying such RSUs were withheld from issuance in connection with minimum tax withholding requirements related to the issuance of such shares to the recipients. This modification had no material impact on the Company's stock based compensation expense for 2009. In 2010, however, the Company recorded stock based compensation of approximately $1,741 related to this modification.

On December 31, 2009, the Company entered into an amendment to the employment agreement with Mr. Light as the per-participant, per-year limitations under the Company's 2005 Plan prevented the Company from fulfilling its contractual obligation and granting to Mr. Light stock units under the Company's equity incentive plan with an aggregate value of $1,250 on January 1, 2010. The amendment to Mr. Light's employment agreement provides that in lieu of granting him such restricted stock units, the Company instead would (i) grant to Mr. Light 25,000 performance-based restricted stock units on January 1, 2010, which are to vest annually over a three-year period if the price of the Company's common stock meets or exceeds certain price targets approved by the Compensation Committee of the Company's Board of Directors; and (ii) make a cash payment to Mr. Light of $825 which Mr. Light was obligated to use the total amount of such cash payment, less the amount necessary to satisfy tax obligations with respect to the cash payment, to purchase shares of common stock from the Company at its agreed fair value, based on the average per share closing price on the New York Stock Exchange of the Company's shares of common stock for the 20 trading days prior to January 1, 2010. Accordingly, a total of 39,764 shares of common stock were sold to Mr. Light on January 5, 2010 for approximately $531 in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended. On September 22, 2010, the Board approved an amendment to the terms of 25,000 restricted stock units previously granted to Mr. Light under the 2005 Equity Incentive Plan on January 1, 2010. The terms of the amended award align with those of the LTIP awards described above, including that 35% of such award is a time-based award (8,750 RSUs) and the remainder is a performance-based award with the exception that no scale for performance above 100% is provided.

Time-based RSU Awards

On August 6, 2008, the Company's granted 21,650 time-based RSU awards to certain of the Company's officers under the 2005 Plan, The time-based restricted stock unit awards are scheduled to vest completely, in nearly equal installments on the first, second, and third anniversaries of January 3, 2008 provided that the named officer continues to be employed by the Company on such dates. Additionally, on various dates during 2008, the Company granted 11,384 time-based RSU awards to certain employees, specifically 5,625 RSUs to its chief executive officer. Generally, such awards vest in nearly equal installments on the first, second and third anniversaries of the grant date. The time-based restricted stock units may also vest, in whole or in part, in connection with a change of control (as defined in the awards) and/or termination of employment under the circumstances set forth in the restricted stock unit awards. Dividends, if any, on such time based restricted stock units will be paid at the same rate as dividends on the Company's common stock, but only in the form of additional restricted stock units.

At various dates in 2009, the Company granted 55,674 time-based RSU awards to certain employees, specifically 47,348 and 5,625 RSUs to its chief executive officer and chief financial officer, respectively. Such awards vest in nearly equal installments on certain dates as described in the table below. The time based restricted stock units may also vest, in whole or in part, in connection with a change of control (as defined in the awards) and/or termination of employment under the circumstances set forth in the restricted stock unit awards.

Certain time-based RSUs and all non-employee director RSUs automatically adjust to reflect awards of additional RSUs upon payment of dividends by the Company. Outstanding RSUs that were awarded in connection with the payment of dividends are included in the table below. No RSUs were awarded in connection with the payment of dividends since 2007 as no dividends were paid by the Company after 2007 because the Company's senior credit facility in effect at that time precluded the payment of dividends. The Amended and Restated Credit Facility continues to prohibit the payment of dividends.

During the first quarter of 2010, 18,707 shares of common stock underlying 28,808 time-based RSUs were issued; the remaining 10,101 shares underlying the RSUs were withheld from issuance in connection with minimum tax withholding requirements related to the issuance of such shares to the recipients.

In March 2010, the Board approved the contingent acceleration of all outstanding time-based awards and non-employee director awards (for departing directors) scheduled to vest on or prior to September 30, 2010 so that they will be vested and settled immediately prior to the record date under the Plan, which was the day before the Effective Date. Accordingly, on May 24, 2010, 16,880 shares of common stock underlying 18,732 RSUs were issued; the remaining 1,852 shares underlying the RSUs were withheld from issuance in connection with minimum tax withholding requirements related to the issuance of such shares to the recipients.

A summary of RSUs outstanding as of December 31, 2010 and their vesting dates is as follows.

	Vesting Dates	Number of RSUs
Time-based RSUs granted during various dates in 2008	Various dates through November 2011.	5,743
Time-based RSUs granted during various dates in 2009	With respect to 24,649 RSUs—January 2011; with respect to 500 RSUs—annually in equal installments on April 30, 2011 and 2012.	25,149
Time-based RSUs granted during 2010	Annually in equal installments on March 31, 2011, March 31, 2012 and March 10, 2013.	131,167
Performance-based RSUs granted during 2010	December 31, 2012	227,583
Non-employee directors' RSUs	Immediately vested on grant dates with underlying shares to be awarded upon director's departure from the Board of Directors	19,118

Total RSUs outstanding		408,760

RSU activity during years ended December 31, 2008, 2009 and 2010, are presented below.

	Number of RSUs	Price Range of Grant-Date Fair Value Per RSU	Weighted Average Grant-Date Fair Value Price Per RSU
Outstanding, December 31, 2007	98,758	$91.80 – 240.20	$191.60
Granted	58,452	23.80 – 108.00	103.00
Forfeited	(74,441)	108.00 – 233.20	161.80
Issued or withheld for tax withholding purposes	(14,840)	23.80 – 233.20	182.20

Outstanding, December 31, 2008	67,929	75.40 – 240.20	150.00
Granted	129,180	10.80 – 33.00	26.40
Forfeited	(23,603)	102.40 – 233.20	193.00
Issued or withheld for tax withholding purposes	(6,035)	77.80 – 108.00	104.20

Outstanding, December 31, 2009	167,471	10.80 – 240.20	50.20
Granted	393,623	12.60 – 15.95	12.97
Forfeited	(33,158)	12.60 – 163.00	29.40
Issued or withheld for tax withholding purposes	(119,176)	10.40 – 240.20	50.54

Outstanding, December 31, 2010	408,760	$10.40 – 240.20	$15.74

Vested, December 31, 2010 (1)	19,118	$13.18 – 240.20	$26.89

(1)	Vested RSUs at December 31, 2010 consisted of non-employee director RSUs. The total grant-date fair value of such non-employee director RSUs that vested during the year ended December 31, 2010 was $514. Excluded from this table is an aggregate of 5,977 stock options with an exercise price of $20.80 that were granted on the Effective Date to the two continuing members of the Board of Directors. The total grant date fair value of such non-employee director stock options that vested during the year ended December 31, 2010 was $41.

Assumptions

In accordance with Topic 718, the Company uses the following assumptions in determining compensation expense:

Grant-Date Fair Value

The Company calculates the grant-date fair value of time-based RSUs, performance-based RSUs and non-employee directors' RSUs based on the closing price of the Company's common stock on the date of grant.

For performance-based RSUs granted on January 1, 2010, which were amended on September 22, 2010 and the time-based RSU's granted on September 22, 2010, as previously discussed, the Company calculated the grant-date fair value of the original RSUs granted on January 1, 2010 by using a Monte Carlo pricing model and the following assumptions:

Expected term (i)	3 years
Expected volatility (ii)	120%
Expected dividends (iii)	None
Risk-free interest rate (iv)	1.75%

(i)	Expected term. Performance-based RSUs expire three years after the grant date.
(ii)	Expected volatility. The Company is responsible for estimating the volatility of the price of its common stock and has considered a number of factors, including third party estimates, to determine its expected volatility. For these awards, after being a public company for more than four years, the Company determined to use its own historical volatility rather than a peer group analysis. The volatility for the 2010 award was 120%.
(iii)	Expected dividends. No dividends were declared by the Company after 2007 because the Company's senior credit facility at that time precluded the payment of dividends. The Amended and Restated Credit Facility continues to prohibit the payment of dividends.
(iv)	Risk-free interest rate. The yield on zero-coupon U.S. Treasury securities for the period that is commensurate with the expected term assumptions.

For stock options awarded to the two continuing non-employee members of the Board on the Effective Date, the Company calculated the grant-date fair value by using a Black-Scholes option pricing model and the following assumptions:

Expected term (i)	3 years
Expected volatility (ii)	75%
Expected dividends (iii)	None
Risk-free interest rate (iv)	1.19%

(i)	Expected term. The options are immediately vested at the date of grant but have a four-year contractual term. Therefore a three-year expected term was determined to be reasonable.
(ii)	Expected volatility. The Company is responsible for estimating the volatility of the price of its common stock and has considered a number of factors, including third party estimates, to determine its expected volatility. For these awards, after being a public company for five years, the Company determined to use a blend of its own five-year historical volatility and that of its peer group, which resulted in volatility of 75%.
(iii)	Expected dividends. No dividends were declared by the Company after 2007 because the Company's senior credit facility at that time precluded the payment of dividends. The Amended and Restated Credit Facility continues to prohibit the payment of dividends.
(iv)	Risk-free interest rate. The yield on zero-coupon U.S. Treasury securities for the period that is commensurate with the expected term assumptions.

For the Warrants issued on the Effective Date, the Company calculated the grant-date fair value by using a Black-Scholes option pricing model and the following assumptions. The Warrants are not considered stock-based compensation and their issuance has been recorded as a memorandum entry only.

Expected term (i)	4 years
Expected volatility (ii)	75%
Expected dividends (iii)	None
Risk-free interest rate (iv)	1.65%

(i)	Expected term. Warrants expire four years after the grant date.
(ii)	Expected volatility. The Company is responsible for estimating the volatility of the price of its common stock and has considered a number of factors, including third party estimates, to determine its expected volatility. For these awards, after being a public company for five years, the Company determined to use a blend of its own five-year historical volatility and that of its peer group, which resulted in volatility of 75%.
(iii)	Expected dividends. No dividends were declared by the Company after 2007 because the Company's senior credit facility at that time precluded the payment of dividends. The Amended and Restated Credit Facility continues to prohibit the payment of dividends.
(iv)	Risk-free interest rate. The yield on zero-coupon U.S. Treasury securities for the period that is commensurate with the expected term assumptions.

Forfeitures

As the time-based and performance-based RSUs require continued employment up to the time of vesting, the amount of stock-based compensation recognized during a period is required to include an estimate of forfeitures. No estimate of forfeitures has been made for RSUs and stock options awarded to non-employee directors because they vest immediately upon grant. Topic 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The term "forfeitures" is related to employee attrition and based on a historical analysis of its employee turnover. This analysis is re-evaluated quarterly and the forfeiture rate will be adjusted as necessary. Ultimately, the actual expense recognized over the vesting period will be only for those shares that meet the requirements of continued employment up to the time of vesting. As of December 31, 2010 the following forfeiture rates are estimated:

Description of Award	Forfeiture Rates
Time-based RSUs granted on various dates in 2008 and 2009 (0% 5%, 13%, 52%, 67% and 71% forfeiture rates with respect to 49,299, 2,950, 4,875, 25,400, 5,625 and 558 original grants of RSUs, respectively)	0	% – 71%
Time-based RSUs granted in 2010 (5% and 10% forfeiture rates with respect to 8,750 and 122,417 original grants of RSUs, respectively)	5	% – 10%
Performance-based RSUs granted in 2010 (5% and 10% forfeiture rates with respect to 227,253 original grants of RSUs, respectively)	5	% – 10%

In accordance with Topic 718, the cumulative effect of applying the change in estimate retrospectively is recognized in the period of change. During 2010, the Company recorded an aggregate amount of $201 as a result of changes to it's forfeiture rates during the year ended December 31, 2010.

As of December 31, 2010, there was approximately $4.3 million of total unrecognized compensation expense related to unvested share-based awards which is expected to be recognized over a weighted average period of $2.06 years.

Our credit facility, as amended, prohibits our payment of dividends and accordingly, we made no such payments during the years ended December 31, 2009 and 2010.

Restructuring And Impairments Expense	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Restructuring And Impairments Expense [Abstract]
Restructuring And Impairments Expense

10. Restructuring and Impairments Expense

Restructuring and impairments expense included in the Company's Condensed Consolidated Statements of Operations are the result of its long-term strategy to reduce production costs and improve long-term competitiveness. Restructuring and impairments expense consists principally of severance costs related to reductions in work force and of facility costs and impairments of assets principally related to closing facilities and/or shifting production from one facility to another. Facility costs are principally comprised of costs to relocate assets to the Company's other facilities, operating lease termination costs and other associated costs. The Company recognizes and measures its liability for costs associated with an exit or disposal activity at its fair value in the period in which the liability is incurred. These exit or disposal costs are accrued at the date where restructuring was both approved by the Company's Board of Directors and communicated to the employees based on an estimate of amounts that will be paid to affected employees in accordance with ASC 420.

During the three and nine months ended September 30, 2011, the Company recorded restructuring expenses of $577 and $1,287, respectively. The Company expects to incur restructuring expenses of up to $2.0 million in the aggregate during 2011. These costs are primarily related to the continuation of the streamlining of its operations. In addition, in the first quarter of 2011, the Company completed the sale of its Sherbrooke, Canada facility, with net proceeds of approximately $1.6 million and a gain of $0.3 million. This facility was held for sale at December 31, 2010. The table below sets forth for the nine months ended September 30, 2011 and 2010, the significant components and activity under restructuring programs and asset impairments:

	Balance at December 31, 2010	Charges		Write-offs	Currency Effects	Cash Payments	Balance at September 30, 2011
Severance	$2,255	$445		$—	$(53)	$(1,590)	$1,057
Facility costs and other	471	440		—	60	(450)	521
Asset impairments	—	—		—	—	—	—

Total	$2,726	$885	(1)	$—	$7	$(2,040)	$1,578

	Balance at December 31, 2009	Charges	Write-offs	Currency Effects	Cash Payments	Balance at September 30, 2010
Severance	$536	$3,244	$—	$(32)	$(1,939)	$1,809
Facility costs and other	1,478	1,318	—	(13)	(1,550)	1,233
Asset impairments	—	2,871	(2,871)	—	—	—

Total	$2,014	$7,433	$(2,871)	$(45)	$(3,489)	$3,042

(1)	Amount excludes $402 related to a Canadian pension plan termination charge reclassified out of Accumulated Other Comprehensive Income, rather than recorded in the accrual above.

Restructuring and impairments expense by segment, which is not included in Segment Earnings (Loss) in Note 11, is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Clothing	$13	$2,498	$327	$2,760
Roll Covers	564	567	960	3,725
Corporate	—	257	—	948

Total	$577	$3,322	$1,287	$7,433

14. Restructuring and Impairments Expense

Restructuring and impairments expense included in the Company's statements of operations are the result of its long-term strategy to reduce production costs and improve long-term competitiveness. Restructuring and impairments expense consists principally of severance costs related to reductions in work force and of facility costs and impairments of assets principally related to closing facilities and/or shifting production from one facility to another. Impairment amounts for assets held for sale reflect estimated selling prices less costs to sell and are considered to be a Level 1 within the fair value hierarchy. Facility costs are principally comprised of costs to relocate assets to the Company's other facilities, operating lease termination costs and other associated costs.

During 2010, the Company incurred $10,004 for restructuring and impairment related expense in the Clothing, Rolls and Corporate segments of $4,351, $4,109 and $1,543, respectively. This amount included approximately $2,400 related to the Company's Vietnam clothing facility including $2,100 as an impairment, approximately $1,800 related to the Company's closure of its Stowe Woodward roll covers facility in North Bay, Ontario including approximately $700 as an impairment, approximately $1,500 related to the closure of the Company's Massachusetts corporate operations, the closure of a rolls plant in Germany and approximately $4,700 related to our continuation of the streamlining of the Company's operations.

During 2009, the Company incurred $4,080 for restructuring and impairments-related expense in the Clothing, Rolls and Corporate segments of $1,233, $1,662 and $1,185, respectively. During 2009, the Company continued its program of streamlining its operating structure and incurred restructuring expenses of approximately $3,600 in connection therewith, which was partially reduced by a gain on the sale of its rolls manufacturing facility in Sweden (closed in 2008) of approximately $1,200. The Company also impaired $1,669 of long-term assets at various locations around the world.

During 2008, the Company incurred a total of $16,968 for restructuring and impairment-related expense in the Clothing, Rolls and Corporate segments of $9,373, $4,541 and $3,054, respectively. During 2008, the Company continued its program of streamlining its operating structure and recorded restructuring expenses of approximately $6,100 in connection therewith.

In addition in 2008, the Company closed its rolls manufacturing facility in Sweden and transferred production to certain of the Company's other rolls manufacturing facilities in Europe. Certain assets at the Sweden facility were redeployed to the Company's roll covering plants in China. The Company also announced in 2008 that it would be closing its rolls facility in Sherbrooke, Canada in early 2009. During 2008, the Company recorded restructuring expenses of approximately $2,800 related to these closures.

In December, 2008, the Company committed to a plan to cease production at its Huyck Wangner clothing facility in Geelong, Australia, which occurred at the end of the first quarter 2009. The Company retains a sales and distribution operation in Australia to service customers. In December 2008, the Company also discontinued construction of its new Vietnam clothing facility. As a result of these actions, the Company recorded restructuring expenses in the fourth quarter of 2008 of approximately $4,100 and an impairment loss of approximately $3,000 based upon the Company's evaluation under Topic 360. The Company has temporarily partially reopened the Australia facility in mid-2010 and plans to continue operations during 2011.

During 2008, the Company also recorded additional asset impairments in the U.S. of approximately $1,000 based upon the Company's evaluation under Topic 360.

The Company estimates restructuring expenses of approximately $1.0 million to $2.0 million during 2011, primarily related to a continuation of streamlining its operating structure.

The table below sets forth the significant components and activity in the restructuring program and asset impairments during 2010:

	Balance at December 31 2009	Charges	Write- offs	Currency Effects	Cash Payments	Balance at December 31 2010
Severance	$536	4,663	—	(49)	$(2,895)	$2,255
Facility	1,478	2,451	—	(57)	(3,401)	471
Asset impairments	—	2,890	(2,890)	—	—	—

Total	$2,014	$10,004	$(2,890)	$(106)	$(6,296)	$2,726

The table below sets forth the significant components and activity in the restructuring program and asset impairments during 2009:

	Balance at December 31 2008	Charges	Write- offs	Currency Effects	Cash Payments	Balance at December 31 2009
Severance	$5,422	$3,129	$—	$143	$(8,158)	$536
Facility costs	2,455	(718)	—	117	(376)	1,478
Asset impairments	—	1,669	(1,669)	—	—	—

Total	$7,877	$4,080	$(1,669)	$260	$(8,534)	$2,014

The table below sets forth the significant components and activity in the restructuring program and asset impairments during 2008:

	Balance at December 31 2007	Charges	Write- offs	Currency Effects	Cash Payments	Balance at December 31 2008
Severance	$2,046	$8,804	$—	$(476)	$(4,952)	$5,422
Facility costs	—	4,175	—	50	(1,770)	2,455
Asset impairments	—	3,989	(3,989)	—	—	—

Total	$2,046	$16,968	$(3,989)	$(426)	$(6,722)	$7,877

Business Segment And Geographic Region Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Business Segment And Geographic Region Information [Abstract]
Business Segment And Geographic Region Information

11. Business Segment Information

The Company is a global manufacturer and supplier of consumable products used primarily in the production of paper and is organized into two reportable segments: Clothing and Roll Covers. The Clothing segment represents the manufacture and sale of synthetic textile belts used to transport paper along the length of papermaking machines. The Roll Covers segment primarily represents the manufacture and refurbishment of covers used on the steel rolls of papermaking machines. The Company manages each of these operating segments separately.

Management evaluates segment performance based on earnings before interest, taxes, depreciation and amortization and before allocation of corporate charges. Such measure is then adjusted to exclude items that are of an unusual nature and are not used in measuring segment performance or are not segment specific ("Segment Earnings (Loss)"). The accounting policies of these segments are the same as those for the Company as a whole. Inter-segment net sales and inter-segment eliminations are not material for any of the periods presented.

Summarized financial information for the Company's reportable segments is presented in the tables that follow for the three and nine months ended September 30, 2011 and 2010, respectively.

	Clothing	Roll Covers	Corporate	Total
Three Months Ended September 30, 2011:
Net Sales	$97,515	$50,712	$—	$148,227
Segment Earnings (Loss)	20,757	10,396	(2,548)
Three Months Ended September 30, 2010:
Net Sales	$90,317	$45,582	$—	$135,899
Segment Earnings (Loss)	20,560	11,123	(2,590)

	Clothing	Roll Covers	Corporate	Total
Nine Months Ended September 30, 2011:
Net Sales	$291,085	$150,686	$—	$441,771
Segment Earnings (Loss)	63,026	31,216	(9,296)
Nine Months Ended September 30, 2010:
Net Sales	$268,016	$135,725	$—	$403,741
Segment Earnings (Loss)	60,942	30,961	(11,704)

Provided below is a reconciliation of Segment Earnings (Loss) to income before provision for income taxes for the three and nine months ended September 30, 2011 and 2010, respectively.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Segment Earnings (Loss):
Clothing	$20,757	$20,560	$63,026	$60,942
Roll Covers	10,396	11,123	31,216	30,961
Corporate	(2,548)	(2,590)	(9,296)	(11,704)
Non-cash compensation and related expenses	(172)	(2,068)	(2,253)	(5,498)
Net interest expense	(9,873)	(12,020)	(29,709)	(44,529)
Depreciation and amortization	(11,231)	(10,222)	(33,302)	(30,763)
Restructuring and impairment expense	(577)	(3,322)	(1,287)	(7,433)
Loss on debt extinguishment	—	—	(2,926)	—
Financial restructuring expense	—	—	—	(9,922)

Income (loss) before reorganization expenses and provision for income taxes	$6,752	$1,461	$15,469	$(17,946)

15. Business Segment and Geographic Region Information

The Company is a global manufacturer and supplier of consumable products primarily used in the production of paper, and is organized into two reportable segments: Clothing and Roll Covers. The Clothing segment represents the manufacture and sale of synthetic textile belts used to transport paper along the length of papermaking machines. The Roll Covers segment primarily represents the manufacture and refurbishment of covers used on the steel rolls of a papermaking machine. The Company manages each of these operating segments separately.

Management evaluates segment performance based on earnings before interest, taxes, depreciation and amortization before allocation of corporate charges. Such measure is then adjusted to exclude items that are of an unusual nature and are not used in measuring segment performance or are not segment specific ("Segment Earnings (Loss)"). The accounting policies of these segments are the same as those described in Accounting Policies in Note 2. Inter-segment net sales and inter-segment eliminations are not material for any of the periods presented.

The "Corporate" column consists of the Company's headquarters, related assets and expenses that are not allocable to reportable segments. Significant Corporate assets include cash, investments in subsidiaries and deferred financing costs. Corporate depreciation and amortization consists primarily of deferred financing costs. Corporate segment earnings (loss) consists of general and administrative expenses. The "Eliminations" column represents eliminations of investments in subsidiaries.

Summarized financial information for the Company's reportable segments is presented in the tables that follow for each of the three years in the period ended December 31, 2010.

	Clothing	Roll Covers	Corporate	Eliminations	Total
2010:
Net sales	$359,686	$188,648	$—	$—	$548,334
Depreciation and amortization (1)	30,188	10,771	322	—	41,281
Segment Earnings (Loss)	83,235	42,881	(10,666)	—

Total assets	523,769	234,222	706,503	(764,351)	700,143
Capital expenditures	21,919	5,756	253	—	27,928
2009:
Net sales	$331,398	$168,693	$—	$—	$500,091
Depreciation and amortization (1)	29,432	12,137	298	—	41,867
Segment Earnings (Loss)	80,305	36,677	(20,506)	—
Total assets	542,616	240,863	696,464	(786,432)	693,511
Capital expenditures	16,321	2,557	654	—	19,532
2008:
Net sales	$413,236	$224,903	$—	$—	$638,139
Depreciation and amortization (1)	32,155	13,501	272	—	45,928
Segment Earnings (Loss)	114,129	55,617	(11,859)	—
Total assets	548,851	337,555	809,445	(877,754)	818,097
Capital expenditures	28,492	10,143	393	—	39,028

(1)	Depreciation and amortization excludes amortization of financing costs of $5,950, $5,417, and $4,670 for 2010, 2009 and 2008, respectively.

Provided below is a reconciliation of Segment Earnings (Loss) to income before provision for income taxes for each of the three years in the period ended December 31, 2010:

	2010	2009	2008
Segment Earnings (Loss):
Clothing	$83,235	$80,305	$114,129
Roll Covers	42,881	36,677	55,617
Corporate	(10,666)	(20,506)	(11,859)
Non-cash compensation and related expenses	(7, 310)	(2,305)	(2,009)
Net interest expense	(56,795)	(67,300)	(58,504)
Depreciation and amortization (2)	(41,281)	(41,867)	(45,928)
Restructuring and impairments expenses	(10,004)	(4,080)	(16,968)
Financial restructuring costs included in general and administrative expense	(9,923)	—	—
Unrealized foreign exchange gain (loss) on revaluation of debt	—	—	1,985
Expenses related to debt or equity financing	—	—	(5,966)
Goodwill impairment	—	(80,600)	—

Income (loss) before reorganization items and provision (benefit) for income taxes	$(9,863)	$(99,676)	$30,497

(2)	Excludes amortization of deferred finance costs that are charged to interest expense.

Information concerning principal geographic areas is set forth below. Net sales amounts are by geographic area of product destination. Net sales amounts are for the years ended December 31 and property, plant and equipment amounts are as of December 31.

	North America	Europe	Asia- Pacific	Other	Total
2010:
Net sales (3)	$197,805	$188,723	$95,056	$66,750	$548,334
Property, plant and equipment (4)	108,322	148,051	38,961	65,936	361,270
2009:
Net sales (3)	$175,457	$206,969	$67,752	$49,913	$500,091
Property, plant and equipment (4)	112,137	167,251	46,033	60,128	385,549
2008:
Net sales (3)	$227,337	$237,054	$99,456	$74,292	$638,139
Property, plant and equipment (4)	115,117	176,738	46,264	46,471	384,590

(3)	Included in North America are net sales in the United States of $147,427, $135,449 and $168,999 for 2010, 2009 and 2008, respectively.
(4)	Included in North America are property, plant and equipment in the United States of $72,090, $76,161 and $82,025 as of December 31, 2010, 2009 and 2008, respectively. Included in Europe is property, plant and equipment in Germany of $69,568, $76,070 and $79,630 as of December 31, 2010, 2009 and 2008, respectively.

Supplemental Guarantor Financial Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Supplemental Guarantor Financial Information [Abstract]
Supplemental Guarantor Financial Information

14. SUPPLEMENTAL GUARANTOR FINANCIAL INFORMATION

On May 26, 2011, the Company closed on the sale of $240.0 million of 8.875% Senior Notes due in 2018 (the "2018 Notes"). The 2018 Notes are unsecured obligations of the Company and are fully and unconditionally guaranteed on a senior unsecured basis by all of the domestic wholly owned subsidiaries of the Company (the "Guarantors"). In accordance with Rule 3-10 of Regulation S-X promulgated under the Securities Act of 1933, the following condensed consolidating financial statements present the financial position, results of operations and cash flows of the Company (referred to as "Parent" for the purpose of this note only) on a Parent-only basis, the Guarantors on a Guarantors-only basis, the combined non-Guarantor subsidiaries and elimination entries necessary to arrive at the information for the Parent, the Guarantors and non-Guarantors subsidiaries on a consolidated basis.

Xerium Technologies Inc.

Condensed Consolidating Balance Sheets (Unaudited)

at September 30, 2011

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies, Inc.
ASSETS
Current assets:
Cash and cash equivalents	$7,351	$53	$35,553	$—	42,957
Accounts receivable, net	—	22,378	71,054	—	93,432
Intercompany Receivable	(96,111)	105,200	(9,089)	—	—
Inventories, net	—	20,200	72,451	(1,287)	91,364
Prepaid expenses	131	1,577	4,505	—	6,213
Other current assets	—	2,025	12,343	—	14,368

Total current assets	(88,629)	151,433	186,817	(1,287)	248,334
Investments	568,788	204,593	—	(773,381)	—
Property and equipment, net.	951	67,977	269,330	—	338,258
Goodwill	—	17,736	45,314	—	63,050
Intangible assets	13,613	7,541	2,665	—	23,819
Other assets	214	—	16,335	—	16,549

Total assets	$494,937	$449,280	$520,461	$(774,668)	$690,010

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	521	9,400	23,553	—	33,474
Accrued expenses	7,197	9,464	39,522	—	56,183
Current maturities of long-term debt	1,250	—	4,075	—	5,325

Total current liabilities	8,968	18,864	67,150	—	94,982
Long-term debt, net of current maturities	358,429	—	111,602	—	470,031
Intercompany Funding Loans	173,354	(301,964)	128,610	—	—
Deferred and long-term taxes	—	—	29,391	—	29,391
Pension, other post-retirement and post-employment obligations	7,814	5,700	54,428	—	67,942
Other long-term liabilities	—	—	12,609	—	12,609

Total stockholders equity	(53,628)	726,680	116,671	(774,668)	15,055

Total liabilities and stockholders' equity	$494,937	$449,280	$520,461	$(774,668)	$690,010

Xerium Technologies Inc.

Condensed Consolidating Balance Sheets

at December 31, 2010

(Dollars in thousands)

	Total Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies Inc
ASSETS
Current assets:
Cash and cash equivalents	$6,345	$33	$32,323	$—	$38,701
Restricted Cash	13,701	—	—	—	13,701
Accounts receivable, net	—	23,098	70,234	—	93,332
Intercompany receivable	(89,179)	107,756	(18,577)	—	(0)
Inventories	—	18,729	64,404	(1,206)	81,927
Prepaid expenses	360	1,390	3,358	—	5,108
Other current assets	645	1,043	13,504	—	15,192

Total current assets	(68,128)	152,049	165,246	(1,206)	247,961
Property and equipment, net	763	71,330	289,177	—	361,270
Investments	481,697	129,654	577	(611,928)	—
Goodwill	—	17,737	43,221	—	60,958
Intangible assets	1,561	9,417	1,980	—	12,958
Other assets	—	—	16,419	577	16,996

TOTAL ASSETS	$415,893	$380,187	$516,620	$(612,557)	$700,143

LIABILITIES & STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Notes payable	$—	$—	$184	$—	$184
Accounts payable	673	10,528	30,485	—	41,686
Accrued expenses	(1,090)	11,164	37,603	—	47,677
Current maturity of longterm debt	4,906	917	6,971	—	12,794

Total current liabilities	4,489	22,609	75,243	—	102,341
Long-term debt less current maturities	252,692	46,585	169,106	—	468,383
Deferred and long-term taxes	—	—	28,506	—	28,506
Pension, other post-retirement and post-employment obligation	7,779	6,764	55,103	—	69,646
Other long-term liabilities	—	—	12,020	512	12,532
Minority interest	—	—	512	(512)	—
Intercompany loans	210,013	(332,129)	122,116	—	—
TOTAL STOCKHOLDERS' (DEFICIT) EQUITY	(59,080)	636,358	54,014	(612,557)	18,735

TOTAL LIABILITIES & STOCKHOLDERS' (DEFICIT) EQUITY	$415,873	$380,187	$516,620	$(612,557)	$700,143

Xerium Technologies Inc.

Condensed Consolidating Statement of Operation

For the three months ended September 30, 2011 (Unaudited)

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies, Inc.
Net sales	$—	$45,203	$115,432	$(12,408)	148,227
Costs and expenses:
Cost of products sold	(682)	32,233	74,867	(12,408)	94,010
Selling	—	5,861	13,956	—	19,817
General and administrative	148	2,016	11,838	—	14,002
Restructuring and impairments	—	100	477	—	577
Research and development	—	1,912	995	—	2,907

	(534)	42,122	102,133	(12,408)	131,313

Income from operations	534	3,081	13,299	—	16,914
Interest expense, net	(7,239)	1,961	(4,595)	—	(9,873)
Loss on extinguishment of debt	—	—	—	—	—
Equity in subsidiaries income (loss)	11,222	5,336	—	(16,558)	—
Foreign exchange (loss) gain	(862)	529	44	—	(289)

Income (loss) before reorganization expenses and provision for income taxes	3,655	10,907	8,748	(16,558)	6,752
Reorganization expenses	—	—	—	—	—

Income (loss) before provision for income taxes	3,655	10,907	8,748	—	6,752
Provision for income taxes	167	45	3,052	—	3,264

Net income (loss)	$3,488	$10,862	$5,696	$(16,558)	$3,488

Xerium Technologies Inc.

Condensed Consolidating Statement of Operations

For the three months ended September 30, 2010 (Unaudited)

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies Inc
NET SALES	$—	$42,188	$105,580	$(11,869)	$135,899
COSTS AND EXPENSES
Cost of products sold	(421)	28,977	66,585	(11,883)	83,258
Selling	—	5,210	12,833	—	18,043
General and administrative	3,017	1,735	10,900	—	15,652
Restructuring and impairments	257	147	2,918	—	3,322
Research and development	(5)	1,971	921	—	2,887

	2,848	38,040	94,157	(11,883)	123,162

INCOME FROM OPERATIONS	(2,848)	4,148	11,423	14	12,737
Dividend income (expense)	—	—	—	—	—
Interest expense, net	(7,170)	718	(5,568)	—	(12,020)
Foreign exchange (loss) gain	3,015	(2,521)	250	—	744
Equity in subsidiaries income (loss)	4,361	3,913	—	(8,274)	—

INCOME (LOSS) BEFORE REORGANIZATION EXPENSES AND PROVISION FOR INCOME TAXES	(2,642)	6,258	6,105	(8,260)	1,461
Reorganization expenses	(799)	—	—	—	(799)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(3,441)	6,258	6,105	(8,260)	662
Provision for income taxes	215	43	4,060	—	4,318

NET INCOME (LOSS)	$(3,656)	$6,215	$2,045	$(8,260)	$(3,656)

Xerium Technologies Inc.

Condensed Consolidating Statement of Operation

For the nine months ended September 30, 2011 (Unaudited)

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies, Inc.
Net sales	$—	$136,173	$343,288	$(37,690)	441,771
Costs and expenses:
Cost of products sold	(1,834)	97,105	218,106	(37,609)	275,768
Selling	—	17,188	42,660	—	59,848
General and administrative	5,132	5,968	36,460	—	47,560
Restructuring and impairments	—	714	573	—	1,287
Research and development	(3)	5,979	2,944	—	8,920

	3,295	126,954	300,743	(37,609)	393,383

Income from operations	(3,295)	9,219	42,545	(81)	48,388
Interest expense, net	(17,549)	5,749	(17,909)	—	(29,709)
Loss on extinguishment of debt	(2,903)	(6)	(17)	—	(2,926)
Foreign exchange (loss) gain	551	(948)	113	—	(284)
Equity in subsidiaries income (loss)	29,409	11,450	—	(40,859)	—

Income (loss) before reorganization expenses and provision for income taxes	6,213	25,464	24,732	(40,940)	15,469
Reorganization expense	—	—	—	—	—

Income (loss) before provision for income taxes	6,213	25,464	24,732	(40,940)	15,469
Provision for income taxes	455	154	9,102	—	9,711

Net income (loss)	$5,758	$25,310	$15,630	$(40,940)	$5,758

Xerium Technologies Inc.

Condensed Consolidating Statement of Operations

For the nine months ended September 30, 2010 (Unaudited)

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies Inc
NET SALES	$—	$123,155	$315,395	$(34,809)	$403,741
COSTS AND EXPENSES
Cost of products sold	(1,563)	85,537	198,598	(34,901)	247,671
Selling	—	15,313	38,673	—	53,986
General and administrative	20,156	5,091	34,850	—	60,097
Restructuring and impairments	947	454	6,032	—	7,433
Research and development	(18)	6,668	2,057	—	8,707

	19,522	113,063	280,210	(34,901)	377,894

INCOME FROM OPERATIONS	(19,522)	10,092	35,185	92	25,847
Dividend income (expense)	—	3,916	—	(3,916)	—
Interest expense, net	(27,150)	942	(18,321)	—	(44,529)
Foreign exchange (loss) gain	2,171	(1,736)	301	—	736
Equity in subsidiaries income (loss)	9,871	3,706	—	(13,577)	—

INCOME (LOSS) BEFORE REORGANIZATION EXPENSES AND PROVISION FOR INCOME TAXES	(34,630)	16,720	17,165	(17,401)	(17,946)
Reorganization expenses	(38,523)	(1,396)	(4,455)	—	(44,374)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(73,153)	15,524	12,710	(17,401)	(62,320)
Provision for income taxes	671	110	10,723	—	11,504

NET INCOME (LOSS)	$(73,824)	$15,414	$1,987	$(17,401)	$(73,824)

XERIUM Technologies Inc.

Condensed Consolidated Statements of Cash Flows

For the nine months ended September 30, 2011 (Unaudited)

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies, Inc.
Operating activities
Net income (loss)	$5,758	$25,310	$15,630	$(40,940)	$5,758
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	2,253	—	—	—	2,253
Depreciation	177	6,044	25,352	—	31,573
Amortization of intangibles	—	1,659	70	—	1,729
Curtailment/settlement gain	—	—	402	—	402
Deferred financing cost amortization	(431)	204	1,840	—	1,613
Unrealized foreign exchange gain on revaluation of debt	—	—	1,070	—	1,070
Deferred taxes	—	—	2,246	—	2,246
Gain on disposition of property and equipment	—	(128)	(476)	—	(604)
Undistributed equity in loss (earnings) of subsidiaries	(29,409)	(11,450)	—	40,859	—
Loss on extinguishment of debt	2,903	6	17	—	2,926
Provision (credit) for doubtful accounts	—	438	295	—	733
Change in assets and liabilities which provided (used) cash:
Accounts receivable	11	281	(1,400)	—	(1,108)
Inventories	—	(1,470)	(9,260)	81	(10,649)
Prepaid expenses	228	(187)	(1,159)	—	(1,118)
Other current assets	645	(982)	(864)	—	(1,201)
Accounts payable and accrued expenses	6,623	(2,677)	(5,625)	—	(1,679)
Intercompany	6,932	2,559	(9,491)	—	—
Deferred and other long-term liabilities	(347)	(1,064)	(1,697)	—	(3,108)

Net cash provided by operating activities	(4,656)	18,542	16,950	—	30,836

Investing activities
Capital expenditures, gross	(365)	(2,712)	(15,853)	—	(18,930)
Proceeds from disposals of property and equipment	—	149	7,574	—	7,723
Restricted cash	13,701	—	—	—	13,701

Net cash used in investing activities	13,336	(2,563)	(8,279)	—	2,494

Financing activities
Funding loans	(95,252)	35,055	60,197	—	—
Net decrease in borrowings (maturities of 90 days or less)	—	—	(181)	—	(181)
Proceeds from borrowings (maturities longer than 90 days)	365,000	—	124,810	—	489,810
Principal payments on debt	(262,920)	(51,016)	(187,483)	—	(501,419)
Payment of deferred financing fees	(14,503)	—	(2,612)	—	(17,115)

Net cash (used in) provided by financing activities	(7,675)	(15,961)	(5,269)	—	(28,905)

Effect of exchange rate changes on cash flows	1	2	(172)	—	(169)

Net increase in cash	1,006	20	3,230	—	4,256
Cash and cash equivalents at beginning of period	6,345	33	32,323	—	38,701

Cash and cash equivalents at end of period	$7,351	$53	$35,553	$—	$42,957

XERIUM Technologies Inc.

Condensed Consolidated Statements of Cash Flows

For the nine months ended September 30, 2010 (Unaudited)

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies, Inc.
Operating activities
Net income (loss)	$(73,824)	$15,414	$1,987	$(17,401)	$(73,824)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	5,212	—	—	—	5,212
Depreciation	249	5,863	22,914	—	29,026
Amortization of intangibles	—	1,657	80	—	1,737
Deferred financing cost amortization	5,063	153	505	—	5,721
Unrealized foreign exchange gain on revaluation of debt	—	—	(725)	—	(725)
Deferred taxes	—	—	4,305	—	4,305
Gain on disposition of property and equipment	—	(27)	(35)	—	(62)
Asset impairment	—	103	2,768	—	2,871
Non-cash interest expense related to interest rate swaps	3,673	3,049	796	—	7,518
Non-cash reorganization expenses	22,832	1,396	4,455	—	28,683
Undistributed equity in loss (earnings) of subsidiaries	(9,871)	(3,706)	—	13,577	—
Reorganization expenses accrued	1,315	—	—	—	1,315
Provision (credit) for doubtful accounts	—	(304)	(784)	—	(1,088)
Change in assets and liabilities which provided (used) cash:
Accounts receivable	—	(3,167)	(4,389)	—	(7,556)
Inventories	—	(900)	(642)	(92)	(1,634)
Prepaid expenses	1,000	(754)	(1,096)	—	(850)
Other current assets	(171)	(691)	(142)	—	(1,004)
Accounts payable and accrued expenses	(828)	1,351	5,148	—	5,671
Intercompany	3,028	(10,810)	7,782	—	—
Deferred and other long-term liabilities	239	(525)	(1,565)	—	(1,851)

Net cash (used in) provided by operating activities	(42,083)	8,102	41,362	(3,916)	3,465

Investing activities
Capital expenditures, gross	(245)	(953)	(13,207)	—	(14,405)
Proceeds from disposals of property and equipment	—	94	317	—	411
Restricted cash	(15,648)	—	—	—	(15,648)
Other	—	—	3	—	3

Net cash used in investing activities	(15,893)	(859)	(12,887)	—	(29,639)

Financing activities
Funding loans	13,153	(6,697)	(6,456)	—	—
Net decrease in borrowings (maturities of 90 days or less)	—	—	—	(783)	(783)
Proceeds from borrowings (maturities longer than 90 days)	60,000	—	398	—	60,398
Principal payments on debt	(8,871)	(272)	(6,767)	—	(15,910)
Dividends received (paid)	—	—	(3,916)	3,916
Payment of deferred financing fees	(7,886)	(203)	(82)	—	(8,171)

Net cash provided by (used in) financing activities	56,396	(7,172)	(16,823)	3,133	35,534

Effect of exchange rate changes on cash flows	—	(93)	181	—	88

Net (decrease) increase in cash	(1,580)	(22)	11,833	(783)	9,448
Cash and cash equivalents at beginning of period	7,226	100	15,713	—	23,039

Cash and cash equivalents at end of period	$5,646	$78	$27,546	$(783)	$32,487

16. SUPPLEMENTAL GUARANTOR FINANCIAL INFORMATION

On May 26, 2011, the Company closed on the sale of $240.0 million of 8.875% Senior Notes due in 2018 (the "2018 Notes"). The 2018 Notes are unsecured obligations of the Company and are fully and unconditionally guaranteed on a senior unsecured basis by all of the domestic wholly owned subsidiaries of the Company (the "Guarantors"). In accordance with Rule 3-10 of Regulation S-X promulgated under the Securities Act of 1933, the following condensed consolidating financial statements present the financial position, results of operations and cash flows of the Company (referred to as "Parent" for the purpose of this note only) on a Parent-only basis, the Guarantors on a Guarantors-only basis, the combined non-Guarantor subsidiaries and elimination entries necessary to arrive at the information for the Parent, the Guarantors and non-Guarantors subsidiaries on a consolidated basis.

Xerium Technologies Inc.

Condensed Consolidating Balance Sheets

at December 31, 2010

(Dollars in thousands)

	Total Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies Inc
ASSETS
Current assets:
Cash and cash equivalents	$6,345	$33	$32,323	$—	$38,701
Restricted Cash	13,701	—	—	—	13,701
Accounts receivable, net	—	23,098	70,234	—	93,332
Intercompany receivable	(89,179)	107,756	(18,577)	—	(0)
Inventories	—	18,729	64,404	(1,206)	81,927
Prepaid expenses	360	1,390	3,358	—	5,108
Other current assets	645	1,043	13,504	—	15,192

Total current assets	(68,128)	152,049	165,246	(1,206)	247,961
Property and equipment, net	763	71,330	289,177	—	361,270
Investments	481,697	129,654	577	(611,928)	—
Goodwill	—	17,737	43,221	—	60,958
Intangible assets	1,561	9,417	1,980	—	12,958
Other assets	—	—	16,419	577	16,996

TOTAL ASSETS	$415,893	$380,187	$516,620	$(612,557)	$700,143

LIABILITIES & STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Notes payable	$—	$—	$184	$—	$184
Accounts payable	673	10,528	30,485	—	41,686
Accrued expenses	(1,090)	11,164	37,603	—	47,677
Current maturity of long-term debt	4,906	917	6,971	—	12,794

Total current liabilities	4,489	22,609	75,243	—	102,341
Long-term debt less current maturities	252,692	46,585	169,106	—	468,383
Deferred and long-term taxes	—	—	28,506	—	28,506
Pension, other post-retirement and post-employment obligation	7,779	6,764	55,103	—	69,646
Other long-term liabilities	—	—	12,020	512	12,532
Minority interest	—	—	512	(512)	—
Intercompany loans	210,013	(332,129)	122,116	—	—
TOTAL STOCKHOLDERS' (DEFICIT) EQUITY	(59,080)	636,358	54,014	(612,557)	18,735

TOTAL LIABILITIES & STOCKHOLDERS' (DEFICIT) EQUITY	$415,873	$380,187	$516,620	$(612,557)	$700,143

Xerium Technologies Inc.

Condensed Consolidating Balance Sheets

at December 31, 2009

(Dollars in thousands)

	Total Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies Inc
ASSETS
Current assets:
Cash and cash equivalents	$7,226	$100	$15,713	$—	$23,039
Accounts receivable, net	—	16,401	67,201	—	83,602
Intercompany	(93,221)	95,593	(2,372)	—	—
Inventories	—	17,146	62,129	(1,101)	78,174
Prepaid expenses	1,380	790	3,601	—	5,771
Other current assets	8,979	1,907	14,942	—	25,828

Total current assets	(75,636)	131,937	161,214	(1,101)	216,414
Property and equipment, net	889	75,277	309,383	—	385,549
Investments	403,961	113,415	720	(518,096)	—
Goodwill	—	17,736	54,568	—	72,304
Intangible assets	—	11,411	680	—	12,091
Other assets	—	—	6,433	720	7,153

TOTAL ASSETS	$329,214	$349,776	$532,998	$(518,477)	$693,511

LIABILITIES & STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Notes payable	39,892	5,474	4,435	—	49,801
Accounts payable	699	6,602	24,823	—	32,124
Total Accrued expenses	1,499	10,325	34,440	—	46,264
Current maturity of longterm debt	299,598	64,466	221,326	—	585,390

Total current liabilities	341,688	86,867	285,024	—	713,579
Long-term debt less current	—	—	4,930	—	4,930
Deferred and longterm taxes	—	—	16,147	—	16,147
Pension, other post-retirement and post-employment obligation	6,407	6,753	57,492	—	70,652
Other Long-Term Liabilities	—	—	7,382	478	7,860
Minority Interest	—	—	478	(478)	—
Intercompany loans	175,840	(324,979)	149,139	—	—
Stockholders' equity
TOTAL STOCKHOLDERS' DEFICIT (EQUITY)	(194,721)	581,135	12,406	(518,477)	(119,657)

TOTAL LIABILITIES & STOCKHOLDERS' DEFICIT (EQUITY)	$329,214	$349,776	$532,998	$(518,477)	$693,511

Xerium Technologies Inc.

Condensed Consolidating Statement of Operations

For the year ended December 31, 2010

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies Inc
NET SALES	—	170,727	425,367	(47,760)	548,334
COSTS AND EXPENSES
Cost of products sold	2,213	(117,801)	(266,026)	47,656	(333,958)
Selling	—	(20,611)	(52,272)	—	(72,883)
General and administration	(11,703)	(7,004)	(55,999)	(92)	(74,798)
Reasearch and development	21	(8,774)	(2,674)	—	(11,427)
Restructuring and impairments	(1,543)	(847)	(7,614)	—	(10,004)

TOTAL COSTS AND EXPENSES	(11,012)	(155,037)	(384,585)	47,564	(503,070)
(LOSS) INCOME FROM OPERATIONS	(11,012)	15,690	40,782	(196)	45,264
Interest expense, net	(33,942)	1,615	(24,468)	—	(56,795)
Foreign exchange gain (loss)	2,075	(1,124)	717	—	1,668
Equity in subsidiaries income (loss)	8,177	(4,666)	—	(3,511)	—
Dividend income	1,517	8,294	—	(9,811)	—
Reorganization Expense	(39,106)	(1,396)	(4,455)	—	(44,957)

NET (LOSS) INCOME BEFORE TAXES	(72,291)	18,413	12,576	(13,518)	(54,820)
Provision for income taxes	(795)	(253)	(17,218)	—	(18,266)

NET (LOSS) INCOME BEFORE MINORITY INTEREST	(73,086)	18,160	(4,642)	(13,518)	(73,086)
Minority interest	—	—	(92)	92	—

NET (LOSS) INCOME	$(73,086)	$18,160	$(4,734)	$(13,426)	$(73,086)

Xerium Technologies Inc.

Condensed Consolidating Statement of Operations

For the year ended December 31, 2009

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies Inc
NET SALES	—	153,259	390,163	(43,331)	500,091
COSTS AND EXPENSES
Cost of products sold	2,048	(106,006)	(251,929)	43,291	(312,596)
Selling	—	(17,914)	(48,894)	—	(66,808)
General and administration	(14,866)	(5,784)	(35,519)	—	(56,169)
Reasearch and development	51	(7,480)	(3,880)	—	(11,309)
Restructuring and impairments	(1,185)	(814)	(2,081)	—	(4,080)
Goodwill	—	(23,431)	(57,169)	—	(80,600)

TOTAL COSTS AND EXPENSES	(13,952)	(161,429)	(399,472)	43,291	(531,562)
(LOSS) INCOME FROM OPERATIONS	(13,952)	(8,170)	(9,309)	(40)	(31,471)
Interest expense, net	(35,983)	(1,609)	(29,708)	—	(67,300)
Foreign exchange gain (loss)	3,025	(1,925)	(2,005)	—	(905)
Equity in subsidiaries income (loss)	(66,724)	(25,651)	—	92,375	—
Dividend income	1,486	10,069	—	(11,555)	—

NET (LOSS) INCOME BEFORE TAXES	(112,148)	(27,286)	(41,022)	80,780	(99,676)
Provision for income taxes	155	(327)	(12,145)	—	(12,317)

NET (LOSS) INCOME	$(111,993)	$(27,613)	$(53,167)	$80,780	$(111,993)

Xerium Technologies Inc.

Condensed Consolidating Statement of Operations

For the year ended December 31, 2008

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies Inc
NET SALES	—	180,811	500,970	(43,642)	638,139
COSTS AND EXPENSES
Cost of products sold	2,549	(122,279)	(318,585)	43,848	(394,467)
Selling	—	(20,214)	(59,961)	—	(80,175)
General and administration	(8,998)	(13,976)	(69,138)	—	(92,112)
Research and development	(674)	(5,414)	(5,652)	—	(11,740)
Restructuring and impairments	(2,368)	(1,019)	(13,581)	—	(16,968)
Pension Curtailment	269	39,900	(201)	—	39,968

TOTAL COSTS AND EXPENSES	(9,222)	(123,002)	(467,118)	43,848	(555,494)
(LOSS) INCOME FROM OPERATIONS	(9,222)	57,809	33,852	206	82,645
Interest expense, net	(41,591)	18,039	(34,952)	—	(58,504)
Equity in subsidiaries income (loss)	76,465	8,537	—	(85,002)	—
Foreign exchange (loss) gain	(156)	5,499	1,013	—	6,356
Dividend income	1,625	6,260	—	(7,885)	—

NET (LOSS) INCOME BEFORE TAXES	27,121	96,144	(87)	(92,681)	30,497
Provision for income taxes	(525)	(760)	(2,616)	—	(3,901)

NET (LOSS) INCOME	$26,596	$95,384	$(2,703)	$(92,681)	$26,596

XERIUM Technologies Inc.

Condensed Consolidated Statements of Cash Flows

For the Year Ended December 31, 2010

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies, Inc.
Operating Activities:
Net (loss) income	$(73,086)	$18,160	$(4,734)	$(13,426)	$(73,086)
Stock-based compensation	7,310	—	—		7,310
Depreciation	323	7,821	30,819		38,963
Amortization of Intangibles	—	2,212	106		2,318
Deferred financing cost amortization	5,019	189	745		5,953
Unrealized foreign exchange gain on revaluation of debt	—	—	(1,621)		(1,621)
Change in fair value of interest rate swaps	4,630	4,097	994		9,721
Deferred Taxes	—	—	8,614		8,614
Non-cash reorganization items	22,947	1,396	4,455		28,798
Undistributed equity in (earnings) loss of subsidiaries	(8,177)	4,666	—	3,511	—
Asset Impairment	—	122	2,768		2,890
Gain on disposition of property and equipment	—	(213)	(1,892)		(2,105)
Change in assets and liabilities which provided (used) cash:
Accounts Receivable	—	(6,696)	(4,132)		(10,828)
Inventories	—	(1,583)	(3,332)	104	(4,811)
Prepaid Expenses	1,020	(600)	280		700
Other Current Assets	(813)	(553)	(708)		(2,074)
Account payable and accrued liabilities	(3,745)	5,447	9,900		11,602
Deferred and other long-term liabilities	300	(623)	(1,287)		(1,610)
I/C Rec/Pay, Net	(4,042)	(12,172)	16,214		—

CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(48,314)	21,670	57,189	(9,811)	20,734

Capital expenditures, gross	(252)	(3,435)	(24,241)		(27,928)
I/C PPE Transfers, Net	—	(645)	645		—
Proceeds from Disposition of Assets	—	296	3,874		4,170
Restricted Cash	(13,701)	—	—		(13,701)
Other	—	—	(29)		(29)

CASH USED IN INVESTING ACTIVITIES	(13,953)	(3,784)	(19,751)	—	(37,488)

Funding Loan Intercompany	17,481	(16,810)	(671)		—
Net Inc/(Dec) Notes Payable (<90 days)	—	—	(1,025)		(1,025)
Proceeds from Borrowings (>90 days)	60,000	—	402		60,402
Principal Payments on External Debt	(10,098)	(595)	(7,886)		(18,579)
Cash Dividends Paid	—	—	(9,811)	9,811	—
Other Financing Activities	(5,997)	(456)	(1,719)		(8,172)

CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	61,386	(17,861)	(20,710)	9,811	32,626

Effect of Exchange Rate on Cash Flows	—	(92)	(118)	—	(210)

NET (DECREASE) INCREASE IN CASH	(881)	(67)	16,610	—	15,662
Cash and cash equivalents at beginning of period	7,226	100	15,713	—	23,039

Cash and cash equivalents at end of period	$6,345	$33	$32,323	$—	$38,701

XERIUM Technologies Inc.

Condensed Consolidated Statements of Cash Flows

For the Year Ended December 31, 2009

(Dollars in thousands)

	Parent	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies, Inc.
Operating activities:
Net (loss) income	$(111,993)	$(27,613)	$(53,167)	$80,780	$(111,993)
Stock-based compensation	5,292	—	(2,987)		2,305
Depreciation	299	8,229	31,011		39,539
Amortization of Intangibles	—	2,212	116		2,328
Deferred financing cost amortization	2,976	442	1,999		5,417
Goodwill Impairment	—	23,431	57,169		80,600
Unrealized foreign exchange gain on revaluation of debt	—	—	(1,626)		(1,626)
Change in fair value of interest rate swaps	1,406	2,201	211		3,818
Deferred Taxes	—	—	7,586		7,586
Undistributed equity in loss (earnings) of subsidiaries	66,724	25,651	—	(92,375)	—
Asset Impairment	—	542	1,127		1,669
Loss (gain) on disposition of property and equipment	—	90	(2,069)		(1,979)
Change in assets and liabilities which provided (used) cash:
Accounts Receivable	—	7,163	14,747		21,910
Inventories	—	(220)	12,906	40	12,726
Prepaid Expenses	(812)	173	(43)		(682)
Other Current Assets	(1,228)	824	4,300		3,896
Account payable and accrued liabilities	(2,954)	(1,930)	(44,102)		(48,986)
Deferred and other long-term liabilities	1,499	(147)	(1,749)		(397)
I/C Rec/Pay, Net	12,788	(13,303)	515		—

CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(26,003)	27,745	25,944	(11,555)	16,131

Capital expenditures, gross	(654)	(2,768)	(16,110)		(19,532)
I/C PPE Transfers, Net	295	(46)	(249)		—
Proceeds from Disposition of Assets	—	6	4,255		4,261
Other Investing Activities	1,100	11,623	(11,623)		1,100

CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	741	8,815	(23,727)	—	(14,171)

Funding Loan Intercompany	4,913	(35,227)	30,314		—
Net Inc/(Dec) Notes Payable (<90 days)	28,000	—	—		28,000
Proceeds from Borrowings (>90 days)	—	—	163		163
Principal Payments on External Debt	(9,801)	(2,079)	(29,423)		(41,303)
Cash Dividends Paid	—	—	(11,555)	11,555	—
Other Financing Activities	(845)	(156)	(489)		(1,490)

CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	22,267	(37,462)	(10,990)	11,555	(14,630)

Effect of Exchange Rate on Cash Flows	—	(125)	1,101	—	976

NET (DECREASE) INCREASE IN CASH	(2,995)	(1,027)	(7,672)	—	(11,694)
Cash and cash equivalents at beginning of period	10,221	1,127	23,385	—	34,733

Cash and cash equivalents at end of period	$7,226	$100	$15,713	$—	$23,039

XERIUM Technologies Inc.

Condensed Consolidated Statements of Cash Flows

For the Year Ended December 31, 2008

(Dollars in thousands)

	Parent, Inc.	Total Guarantors	Total Non Guarantors	Other Eliminations	Total Xerium Technologies, Inc.
Operating Activities:
Net (loss) income	$26,596	$95,384	$(2,703)	$(92,681)	$26,596
Stock-based compensation	1,300	—	2,975		4,275
Depreciation	274	8,006	34,683		42,963
Amortization of Intangibles	—	2,859	106		2,965
Deferred financing cost amortization	2,631	384	1,655		4,670
Pension Curtailment	(269)	(39,900)	201		(39,968)
Unrealized foreign exchange (gain) loss on revaluation of debt	(612)	86	(9,746)		(10,272)
Change in the fair value of interest rate swaps	711	(3,077)	698		(1,668)
Deferred Taxes	1	—	(12,949)		(12,948)
Undistributed equity in (earnings) loss of subsidiaries	(76,465)	(8,537)	—	85,002	—
Asset Impairment	684	348	2,957		3,989
Loss (gain) on disposition of property and equipment	5	(239)	(2,846)		(3,080)
I/C G/L on Sale of F/A	—	(13)	13		—
Change in assets and liabilities which provided (used) cash:
Accounts Receivable	—	4,690	7,248		11,938
Inventories	—	4,971	15,899	(206)	20,664
Prepaid Expenses	258	(107)	1,039		1,190
Other Current Assets	(33)	(932)	2,354		1,389
Account payable and accrued liabilities	2,525	4,547	17,048		24,120
Deferred and other long-term liabilities	(705)	(361)	1,311		245
I/C Rec/Pay, Net	16,938	(28,937)	11,999		—

CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(26,161)	39,172	71,942	(7,885)	77,068

Capital expenditures, gross	(393)	(7,968)	(30,667)		(39,028)
I/C PPE Transfers, Net	(13)	3,522	(3,509)		—
Proceeds from Disposition of Assets	144	961	3,567		4,672
Other Investing Activities	(1,700)	29,561	(28,738)		(877)

CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(1,962)	26,076	(59,347)	—	(35,233)

Funding Loan Intercompany	48,476	(62,984)	14,508		—
Net Inc/(Dec) Notes Payable (<90 days)	—	—	(1,776)		(1,776)
Proceeds from Borrowings (>90 days)	—	—	2,687		2,687
Principal Payments on External Debt	(3,824)	(830)	(19,775)		(24,429)
Cash Dividends Paid	—	—	(7,885)	7,885	—
Other Financing Activities	(7,341)	279	(1,732)		(8,794)

CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	37,311	(63,535)	(13,973)	7,885	(32,312)

Effect of Exchange Rate on Cash Flows	—	22	970	—	992

NET INCREASE (DECREASE) IN CASH	9,188	1,735	(408)	—	10,515
Cash and cash equivalents at beginning of period	1,033	(608)	23,793	—	24,218

Cash and cash equivalents at end of period	$10,221	$1,127	$23,385	$—	$34,733

XERIUM TECHNOLOGIES, INC.

SCHEDULE II

VALUATION AND QUALIFYING ACCOUNTS

(dollars in thousands)

ALLOWANCE FOR DOUBTFUL ACCOUNTS

Classification	Balance at Beginning of Year	Charged (credited) to Cost and Expense	Effect of Foreign Currency Translation	Deduction from Reserves	Balance at End of Year
For the year-ended December 31, 2010:
Allowance for doubtful accounts	$7,370	$(1,180)	$(177)	$(1,258)	$4,755
For the year-ended December 31, 2009:
Allowance for doubtful accounts	$14,937	$(4,963)	$951	$(3,555)	$7,370
For the year-ended December 31, 2008:
Allowance for doubtful accounts	$5,367	$11,397	$(441)	$(1,386)	$14,937

ALLOWANCE FOR SALES RETURNS

Classification	Balance at Beginning of Year	Charged to Revenue	Effect of Foreign Currency Translation	Deduction from Reserves	Balance at End of Year
For the year-ended December 31, 2010:
Allowance for sales returns	$6,422	$4,176	$227	$(5,157)	$5,668
For the year-ended December 31, 2009:
Allowance for sales returns	$6,525	$5,497	$850	$(6,450)	$6,422
For the year-ended December 31, 2008:
Allowance for sales returns	$7,586	$7,782	$(805)	$(8,038)	$6,525

ALLOWANCE FOR CUSTOMER REBATES

Classification	Balance at Beginning of Year	Charged to Revenue	Effect of Foreign Currency Translation	Deduction from Reserves	Balance at End of Year
For the year-ended December 31, 2010:
Allowance for customer rebates	$1,432	$602	$(50)	$(767)	$1,217
For the year-ended December 31, 2009:
Allowance for customer rebates	$1,620	$1,008	$82	$(1,278)	$1,432
For the year-ended December 31, 2008:
Allowance for customer rebates	$2,002	$1,133	$(118)	$(1,397)	$1,620

WARRANTY LIABILITY

Classification	Balance at Beginning of Year	Charged to Revenue or Cost of Sales	Effect of Foreign Currency Translation	Deduction from Reserves	Balance at End of Year
For the year-ended December 31, 2010:
Warranty liability	$1,973	$1,472	$(95)	$(1,662)	$1,688
For the year-ended December 31, 2009:
Warranty liability	$2,424	$2,018	$80	$(2,549)	$1,973
For the year-ended December 31, 2008:
Warranty liability	$2,857	$1,979	$(136)	$(2,276)	$2,424

Basis Of Presentation	9 Months Ended
Sep. 30, 2011
Basis Of Presentation [Abstract]
Basis Of Presentation

2. Basis of Presentation

The accompanying unaudited condensed consolidated interim financial statements at September 30, 2011 and for the three and nine months ended September 30, 2011 and 2010 include the accounts of the Company and its wholly-owned and majority-owned subsidiaries and have been prepared in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") for interim financial reporting and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, such financial statements do not include all of the information and footnotes required by GAAP for complete financial statements. GAAP requires the Company's management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates. The interim results presented herein are not necessarily indicative of the results to be expected for the entire year. In management's opinion, these unaudited condensed consolidated interim financial statements contain all adjustments of a normal recurring nature necessary for a fair presentation of the financial statements for the interim periods presented. These unaudited condensed consolidated interim financial statements should be read in conjunction with the Company's audited condensed consolidated financial statements for the year ended December 31, 2010 as reported on Form 10-K filed on March 11, 2011.

Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

15. SUBSEQUENT EVENTS

On or about November 20, 2011, the Federal Revenue Department of the Ministry of Finance of Brazil ("FRD") issued a tax assessment against the Company's indirect subsidiary, Xerium Technologies Brasil Indústria e Comércio S.A. ("Xerium Brazil"), challenging the goodwill recorded in the acquisition of Wangner Itelpa and Huyck Indústria e Comércio S.A. by Robec Brasil Participações Ltda., which occurred in 2005 after the Company's initial public offering. This assessment denies the amortization of that goodwill against net income for the years 2006 2010. In addition, the assessment seeks payment of approximately $43.1 million (subject to currency exchange rates) of tax, penalties and interest based on Xerium Brazil's net income from 2006 to 2010 after reversing the goodwill amortization during those years. At the time the transactions creating the goodwill were carried out, the Company believed they (i) complied with Brazilian tax and accounting rules, (ii) were effected for a legitimate business purpose, to consolidate its operating activities in Brazil into one legal entity, (iii) were properly documented and declared to Brazilian tax and corporate authorities and (iv) conformed to common tax planning practice in Brazil. Based on the foregoing, Xerium Brazil filed a response disputing the tax assessment at the first administrative level within the FRD.

Although there can be no assurances, management believes at December 19, 2011, that it is more likely than not that the Company will prevail and therefore has not accrued any amounts related to this assessment at this time. Because the Company is at a preliminary stage of the process for resolving this dispute with the FRD, management cannot assure a favorable outcome and cannot currently estimate the timing of the final resolution of this matter. Management believes the Company has meritorious defenses and will vigorously contest this matter. However, if the FRD's initial position is sustained, the amount assessed would result in a material adjustment to the Company's consolidated financial statements and would adversely impact its financial condition and results of operations.